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                                                                  Exhibit 10.19
LEASE NO. ECC0897


                             MASTER LEASE AGREEMENT

         This agreement (the "Agreement") is made this 12th day of August, 1997, between Pacific Financial Company, with an office at 420 E. South Temple, Suite 240, Salt Lake City, UT 84111, (the"Lessor"), and Eye Care Centers of America, Inc., with its principal office located at 11103 West Avenue, San Antonio, TX 78213 (the "Lessee").

1.       LEASE:

         Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the equipment ("Equipment") described in any Equipment Schedule executed and delivered by Lessor and Lessee in connection with the Agreement. The terms and conditions contained herein and in each Equipment Schedule shall govern the leasing and use of the Equipment. In the event of conflict between the provisions of this Agreement and any Equipment Schedule, the provisions of the Equipment Schedule shall govern. Each Equipment Schedule shall constitute a separate lease.

2.       ADDITIONAL DEFINITIONS:

         a. "Acceptance Date" means, as to the Equipment designated on any Equipment Schedule, the earliest to occur of: (a) the date specified as the Acceptance Date in the applicable Equipment Schedule; (b) the date Lessee accepts the Equipment as set forth in any certificate of acceptance or delivery signed by the Lessee (the "Acceptance Certificate"); or, (c) the date which is determined by the manufacturer or vendor of the Equipment to be the date of installation of such Equipment.

         b. "Commencement Date" means, as to the Equipment designated on any Equipment Schedule, the first day of the month following the Acceptance Date.

3.       TERMS OF LEASE:

         The Initial Lease Term and the Rent payable with respect to each Leased Item shall be as set forth in and as stated in the respective Equipment Schedule(s). Lessee may a) exercise an Early Purchase Option, if applicable; or
b) terminate any Equipment Schedule effective at the expiration of the Initial Lease Term or any renewal term thereof; by giving the Lessor at least sixty (60) days prior written notice. If said written notice is not received by Lessor within the specified period, then the Lease shall continue until the end of the Initial Lease Term. No notice of intent to exercise an Early Purchase Option or termination may be revoked without prior written consent of the Lessor.

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4.       RENT AND PAYMENT:

         As to any Equipment leased hereunder, the "Monthly Rental" payable by Lessee to Lessor shall be as set forth in the applicable Equipment Schedule. The Monthly Rental shall begin on the Acceptance Date and shall be due and payable by Lessee in advance on the first day of each month throughout the Initial Period and any Automatic Renewal Period. If the Acceptance Date does not fall on the first day of the month, then the first rental payment shall be a pro rata portion of the Monthly Rental, calculated on a 30-day basis for the period between the Acceptance Date and the Commencement Date, and shall be due and payable on the Acceptance Date. Lessee shall pay all Monthly Rental to Lessor, its successors or assigns, at Lessor's address set forth above (or as otherwise directed in writing by Lessor, its successors, or assigns), whether or not Lessee has received any notice that such payment is due. LESSEE SHALL NOT ABATE, SET OFF, OR DEDUCT ANY AMOUNT OR DAMAGES FROM OR REDUCE ANY MONTHLY RENTAL FOR ANY REASON WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, ITS SUCCESSORS, OR ASSIGNS.

         Late charges on any payments, taxes, or other charges due hereunder and not received within ten (10) days of the due date shall accrue at the rate of 1.5% of the payment amount due per month (or if such rate shall exceed the maximum rate allowed by law, then at the highest rate that is permitted to be charged on liquidated amounts after judgment) beginning with the date that such amount was due and continuing until the amount is paid. If late charges are assessed by a lending institution due to any late payment, Lessee agrees to pay such late charges or to reimburse Lessor for their payments. Lessee agrees to make payment for any late charges promptly upon demand by Lessor.

5.       TAXES

         Lessee shall pay to Lessor an amount equal to all taxes paid, payable or required to be collected by Lessor, however designated, which are levied or based on the Monthly Rental or on the possession, use, operation, lease, rental, sale, purchase, control or value of the Equipment, including without limitation, registration and license fees and assessments, state and local privilege or excise taxes, sales and use taxes, personal and other property taxes, and taxes or charges based on gross revenue, but excluding taxes based on Lessor's net income. Lessor shall furnish to Lessee, within thirty (30) days of receipt by Lessor, copies of all tax assessments or valuation issues by the applicable taxing authorities. Lessor shall invoice Lessee for all such taxes in advance of their payment due date, and Lessee shall promptly remit to Lessor all such taxes and charges upon receipt of such invoice from Lessor. Lessee shall pay all penalties and interest resulting from its failure to remit such taxes to Lessor within forty-five (45) days of being invoiced by Lessor, which invoice shall be accompanied by a copy of the tax bill issued by the applicable taxing authorities. Lessor shall file all required sales and use tax and personal property tax returns and reports concerning the Equipment with all applicable governmental agencies. Lessee shall have the right in Lessor's and/or Lessee's name, to contest any such tax bill, assessment or valuation so long as no foreclosure of a

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tax lien is imminent, or if foreclosure is imminent, Lessee has taken reasonable steps to protect the Equipment against foreclosure (such as providing an appropriate indemnity bond).

6.       USE; ALTERATIONS AND ATTACHMENTS:

         a. After Lessee receives and inspects any Equipment and is satisfied that the Equipment is satisfactory, Lessee shall execute and deliver to Lessor an Acceptance Certificate in a form provided by Lessor; provided, however, that Lessee's failure to execute and deliver an Acceptance Certificate for any Equipment shall not affect the validity of this Agreement with respect to the Equipment.

         b. Lessee shall be entitled to unlimited usage of the Equipment during the Initial Period, the Automatic Renewal Periods and any extension or renewal periods approved by Lessor in writing.

         c. Lessee shall at all times keep the Equipment in its sole possession and control. The Equipment shall not be moved from the location stated in the Equipment Schedule without the prior written consent of the Lessor.

         d. Lessee shall cause the Equipment to be installed, used, operated and, at the termination of the Agreement as to each Equipment Schedule, removed
(i) in accordance with any applicable manufacturer's manuals or instructions;
(ii) by competent and duly qualified personnel only, and, (iii) in accordance with applicable governmental regulations, if any.

         e. Lessee may not make alterations in or add attachments to the Equipment without first obtaining the written consent of the Lessor. Any such alterations or attachments shall be made at Lessee's expense and shall not interfere with the normal and satisfactory operation or maintenance of the Equipment. The manufacturer may incorporate engineering changes or make temporary alterations to the Equipment upon request of the Lessee. Unless Lessor shall otherwise agree in writing, all such alterations and attachments, that can not be removed without damaging the Equipment, shall be and become the property of the Lessor or, at the option of the Lessor, shall be removed by the Lessee at the termination of this Agreement as to such Equipment and the Equipment restored at Lessee's expense to its original condition, reasonable wear and tear only excepted.

         f. Lessee acknowledges that the Equipment is and shall remain personal property during the term of this Agreement. Lessee shall not permit the Equipment to become an accession to other goods or a fixture to, or part of, any real property.

         g. Lessee shall comply with all applicable laws, regulations and orders relating to the Equipment and this Agreement.

         h. The Equipment is leased solely for commercial or business purposes.


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7.       MAINTENANCE AND REPAIRS; RETURN OF EQUIPMENT:

         a. During the continuance of this Agreement and at its expense, Lessee
(i) shall keep the Equipment in good repair, working order and condition; (ii) shall make all necessary adjustments, repairs and replacements; (iii) shall furnish all required parts, mechanisms, devices, and servicing, and, (iv) shall not use or permit the Equipment to be used for any purpose for which, in the opinion of the manufacturer, the Equipment is not designed or suitable. Such parts, mechanisms, and devices shall immediately become part of the Equipment for all purposes hereunder.

         b. At the termination of the Agreement and at its expense, Lessee shall return the Equipment to Lessor at the location within the Continental United States designated by Lessor. Upon such return, the Equipment shall be in the same operating order, repair, condition, and appearance as on the Acceptance Date, excepting reasonable wear and tear from proper use thereof, including all engineering changes theretofore prescribed by the manufacturer. If the Equipment or its component parts were packed or crated for shipping when new, Lessee shall pack or crate the same carefully and in accordance with any recommendations of the Supplier or manufacturer before redelivering the item to Lessor. Lessee shall also deliver to Lessor the plans, specifications, operating manuals, software documentation, discs, warranties and other documents furnished by the manufacturer or supplier of the Equipment and such other documents in Lessee's possession relating to the maintenance and method of operation of such Equipment. Lessee shall return and convey to Lessor at no cost to Lessor all upgrades and/or enhancements made to the equipment provided, however, that the same can be removed without physically damaging the Equipment, and provided further, that Lessee restore the Equipment to its condition immediately prior to installation of such upgrade or enhancement. Lessee shall provide maintenance qualification letters and/or arrange for and pay the cost of repairs which are necessary for the manufacturer or qualified maintenance organization to accept the Equipment under contract maintenance at its then standard rates. At Lessor's written request, Lessee shall provide free storage for any item of Equipment for a period not to exceed sixty (60) days after the expiration of the Agreement before returning such item to Lessor and permit Lessor access to the Equipment for inspection and/or resale, upon reasonable prior notice to Lessee. If Lessee shall fail to return any item of Equipment as provided herein, Lessee shall be responsible for all cost and expense incurred Lessor in returning the Equipment to such required condition or and reduction in value as a result thereof.

8.     OWNERSHIP AND INSPECTION:

         a. The Equipment shall at all times remain the property of Lessor or its assigns. By this Agreement, Lessee acquires no ownership rights in the Equipment. Lessor may affix (or require Lessee to affix) tags, decals, or plates to the Equipment indicating Lessor's ownership, and Lessee shall not permit their removal or concealment. At the termination of this Agreement, Lessee may remove said tags, decals, or plates from the Equipment.


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         b.    LESSEE SHALL KEEP THE EQUIPMENT AND LESSEE'S INTEREST UNDER
THIS AGREEMENT FREE AND CLEAR OF ALL LIENS AND ENCUMBRANCES,
EXCEPT THOSE PERMITTED BY LESSOR OR ITS ASSIGNS.

         c. Lessor, its assigns and their agents, upon reasonable prior notice to Lessee, shall have free access to the Equipment at all reasonable times during normal business hours for the purpose of inspecting the Equipment and for any other purpose contemplated in this Agreement.

         d. Lessee shall immediately notify Lessor in writing of all details concerning any damage or loss to the Equipment arising from the alleged or apparent improper manufacture, functioning, or operation of the Equipment.

9.       WARRANTIES:

         a. LESSEE ACKNOWLEDGES THAT LESSOR HAS NOT MADE ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, WARRANTIES RELATING TO ANY OF THE FOLLOWING: (i) THE DESCRIPTION, CONDITION, DESIGN, QUALITY OR PERFORMANCE OF THE EQUIPMENT;
(ii) ITS MERCHANTABILITY OR FITNESS OR SUITABILITY FOR PARTICULAR PURPOSE WHETHER OR NOT DISCLOSED TO LESSOR; AND, (iii) DELIVERY OF THE EQUIPMENT FREE OF THE RIGHTFUL CLAIM OF ANY PERSON BY WAY OF INFRINGEMENT OR THE LIKE. LESSOR EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES. LESSOR SHALL HAVE NO LIABILITY TO LESSEE FOR ANY CLAIM, LOSS, OR DAMAGE OF ANY KIND OR NATURE WHATSOEVER, INCLUDING SPECIAL OR CONSEQUENTIAL DAMAGES.

         b. Lessor hereby assigns to Lessee all assignable warranties on the Equipment, as described in Lessor's purchase contract which assignment shall be effective so long as this Agreement remains in effect (and if a purchase option is exercised, such assignment shall become absolute).

10.      NET LEASE; LESSEE'S OBLIGATIONS ABSOLUTE AND UNCONDITIONAL:

         This Agreement is a "net lease" and, as between Lessor and Lessee, Lessee shall be responsible for all costs, expenses, and claims of every nature whatsoever arising out of or in connection with or related to this Agreement or the Equipment (such as, but not limited to, transportation in and out, packing, installation, deinstallation, shipping, and other such charges).

         Lessee agrees that its Monthly Rental and other obligations hereunder shall be irrevocable, independent, absolute, and unconditional and shall not be subject to any abatement, reduction, recoupment, defense, offset or counterclaim otherwise available to Lessee against Lessor; nor, except as otherwise expressly provided herein or as agreed to by Lessor in writing, shall this Agreement terminate for any reason whatsoever prior to the end of the Initial Period.

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11.      ASSIGNMENT:

         a. LESSEE MAY NOT ASSIGN THIS AGREEMENT OR ANY OF ITS RIGHTS HEREUNDER OR SUBLEASE THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, which consent shall not be unreasonably withheld, except that Lessee may, without obtaining such consent, assign the Agreement or sublease the Equipment to any parent or subsidiary corporation, or to a corporation which shall have acquired all or substantially all of the property of Lessee by merger, consolidation or purchase. NO PERMITTED ASSIGNMENT OR SUBLEASE SHALL RELIEVE LESSEE OF ANY OF ITS OBLIGATIONS HEREUNDER.

         b. Lessor may sell and assign its rights and interests in any Equipment and in any Equipment Schedule hereunder, to another party ("Lessor's Assignee") either outright or as collateral security for loans. Upon notice of any such assignment and instructions from Lessor, Lessee shall pay its Monthly Rental and perform its other obligations hereunder to the Lessor's Assignee, (or to another party designated by Lessor's Assignee). Upon any such sale or assignment LESSEE'S OBLIGATIONS TO LESSOR'S ASSIGNEE UNDER THE ASSIGNED EQUIPMENT SCHEDULE SHALL BE ABSOLUTE AND UNCONDITIONAL AND LESSEE WILL NOT ASSERT AGAINST LESSOR'S ASSIGNEE ANY CLAIM, DEFENSE OR COUNTERCLAIMS WHICH LESSEE MIGHT HAVE AGAINST LESSOR. Lessor's Assignee shall have all of the rights but none of the obligations of Lessor under this Agreement Notwithstanding any assignment by Lessor, Lessor's Assignee shall not be deemed to have assumed or to be obligated to perform any of the obligations of Lessor, and Lessor shall remain liable for the performance of Lessor's obligations under this Agreement

         In connection with any assignment by Lessor of its interest in the Equipment of this Agreement, Lessee acknowledges that the assignment will not materially change the duty of or materially increase the burden or risk imposed on Lessee; and Lessee waives its right, if any, to demand Lessor's Assignee to comply with the provisions of Utah Uniform Commercial Code Leases, Section 7OA-2a-303(2) (as it now exists or hereafter modified) dealing with adequate assurance and assumption requirements, among other things.

         Upon any such assignment, Lessee agrees to execute (i) any document reasonably requested by Lessor acknowledging such assignment and affirming to Lessor's Assignee basic provisions of this Agreement and the Equipment Schedule, and (ii) UCC-1 precautionary filings reasonably requested.

         Only one executed counterpart of any Equipment Schedule shall be marked "Original"; any other executed counterparts shall be marked "Duplicate Original" or "Counterpart". No security interest in any Equipment Schedule may be created through the transfer and possession of any counterpart other than the "Original".



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12.      RISK OF LOSS ON LESSEE:

         From and after the date the Equipment is delivered to Lessee and until the Equipment is returned to Lessor as provided in the Agreement, Lessee shall bear all risk of loss, damage, theft, or destruction to the Equipment howsoever caused. If any item of Equipment is rendered unusable as a result of any physical damage to or destruction of the Equipment or if any item of Equipment is lost or stolen, then:

         a. Lessee shall give Lessor immediate notice thereof, and this Agreement as to such item shall continue in full force and effect without any abatement of any Monthly Rental. Lessee shall determine and notify Lessor, within fifteen (15) days after the date of occurrence of such damage or destruction, whether such item of Equipment can be repaired.

         b. If Lessee determines that such item of Equipment can be repaired, Lessee shall cause such item of Equipment to be promptly repaired.

         c If Lessee determines that the item of Equipment cannot be repaired or if the item of Equipment is lost or stolen, then at Lessor's option, Lessee shall either (i) at its expense promptly replace such item of Equipment with like equipment having a comparable or greater value and convey title to such replacement to Lessor free and clear of all liens and encumbrances, whereupon this Lease shall continue in full force and effect as though such loss, damage, theft, or destruction had not occurred,; or (ii) pay Lessor an amount equal to the Casualty Loss Value of the item of Equipment determined under any Casualty Loss Schedule attached to the Equipment Schedule, or if none is attached, then an amount equal to the replacement cost of such item of Equipment.

         All proceeds of insurance received by Lessor or Lessee under any insurance policy shall be applied toward the cost of any such repair of replacement

13.      INSURANCE:

         During the continuance of this Agreement as to each Equipment Schedule, Lessee, at its expense, shall keep in effect (i) an all risk casualty insurance policy covering the Equipment designated in such Equipment Schedule that includes, without limitation, coverage against extended coverage risks, vandalism, theft, and malicious mischief, for amounts not less than the Casualty Loss Value of the item of Equipment determined under any Casualty Loss Schedule attached to the Equipment Schedule, or if none is attached, then for amounts not less than the replacement cost of each item of Equipment with Lessor and its assigns designated as additional insured and loss payees under such policy; and
(ii) a comprehensive general liability policy in amounts acceptable to Lessor and that designates Lessor and its assigns as co-insured. All such insurance policies shall be with licensed insurance companies acceptable to Lessor; shall prohibit cancellation or modification thereof without at least thirty (30) days prior written notice to Lessor; shall be evidenced whether by certificates of insurance or other written evidence acceptable by Lessor; and shall provide that as to Lessor, its successors, and assigns, the

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insurance shall not be invalidated by any act, omission, or neglect of Lessee.
Lessee shall be responsible for paying any deductibles on such policies.

14.      INDEMNIFICATION:

         Except for the gross negligence or willful misconduct of Lessor or as otherwise provided herein, Lessee shall indemnify Lessor against and hold Lessor harmless of and from any and all claims (including without limitation, claims involving strict or absolute liability), actions, suits, proceedings, costs, expenses (including a reasonable attorneys fee incurred by Lessor either in enforcing this indemnity or in defending against such claims), damages and liabilities at law or in equity, arising out of, connected with or resulting from this Agreement or the Equipment (including without limitation the delivery, possession, use, operation, condition, lease, return, storage, or disposition thereof). For purposes of this paragraph, the term "Lessor" shall include Lessor, its successors and assigns, shareholder, directors, officers, representatives and agents, and the provisions of this paragraph shall survive expiration of the Agreement with respect to events occurring prior thereto.

15.      EVENTS OF DEFAULT:

         The occurrence of any one or more of the following events (each an "Event of Default") shall constitute a default under this Agreement:

         a. Lessee fails to pay any Monthly Rental when the same becomes due and such failure shall continue uncured for ten (10) days after written notice thereof is given to Lessee;

         b. Except as expressly provided herein, Lessee attempts to, or does, remove, sell, assign, transfer, encumber, sublet, or part with possession of any one or more items of the Equipment, or any interest under this Agreement, except as expressly permitted herein.

         c. Through the act or omission of Lessee, any item of Equipment is subject to any levy, seizure, attachment, assignment, or execution; or Lessee abandons any item of Equipment.

         d. Lessee fails to observe or perform any of the other obligations required to be observed or performed by Lessee thereunder and such failure shall continue uncured for thirty (30) days after written notice thereof is given to Lessee; and Lessor has failed to grant Lessee a subsequent thirty (30) day extension when requested by Lessee to do so in writing.

         e. Lessee's representations and warranties made in this Agreement or in connection herewith shall be false or misleading in any material respect.

         f. Lessee ceases doing business as a going concern, makes an assignment for the benefit of creditors, is insolvent, admits in writing its inability to pay its financial obligations as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files

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a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation or files an answer admitting the material allegation of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of it or of all or any substantial part of its assets or properties, or if it or its shareholders shall take any action looking to its dissolution or liquidation.

         g. Within sixty (60) days after the commencement of any proceedings against Lessee seeking reorganization, arrangement, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within sixty
(60) days after the appointment without Lessee's consent or acquiescence of any trustee, receiver, or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated.

16.      REMEDIES:

         Upon the occurrence of any Event of Default, Lessor shall have the option, with or without giving notice to Lessee, to do any one or more of the following, provided, however, that in no event shall Lessor be entitled to exercise one of the following remedies in conjunction within its exercise of any other remedy if the affect thereof would be to provide a duplicative recovery to Lessor;

         a. Lessor may enforce this Agreement according to its terms;

         b. Lessor may advance funds on Lessee's behalf to cure the Event of Default, whereupon Lessee shall immediately reimburse Lessor therefor, together with late charges accrued thereon.

         c. Lessor may refuse to deliver the Equipment to Lessee;

         d. By notice to Lessee, Lessor may terminate this Agreement as to any or all Equipment Schedules;

         e. Lessee shall remain fully liable for and shall pay Lessor for (i) all sums due and payable under the Equipment Schedule for all periods up to and including the date on which Lessor has declared this Agreement to be in default;
(ii) all costs and expenses incurred by Lessor on account of such default, including, but no limited to, all court costs and reasonable attorney's fees; and, (iii) all reasonable damages as provided by law (collectively "Lessor's Damages').

         f. Whether or not this Lease is terminated as to any or all Equipment Schedules, Lessor may (i) take possession of any or all of the Equipment listed on any or all Equipment Schedules, wherever situated and for such purpose, Lessor may enter upon any Lessee's premises without any
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court order and without liability for so doing (Lessee hereby waives any action for trespass or damages by reason of such entry or taking possession); (ii) cause Lessee (and Lessee hereby agrees) to assemble the Equipment and either make it available to Lessor at a place designated by Lessor or return it to Lessor as provided in this Agreement.

         g. Lessor may sue for and recover all rents and other payments that accrue after the occurrence of the Event of Default, as the same become due.

         h. Lessor may recover from Lessee, as liquidated damages ("Liquidated Damages") for loss of a bargain and not as a penalty, an amount equal to the present value of all future Monthly Rentals to be paid by Lessee during the remainder of the Initial Period or any Automatic Renewal Period then in effect discounted at the rate of seven percent (7%) per annum, which payment shall become immediately due and payable.

         i. Lessor may sell, dispose of, hold, use, or lease any Equipment as Lessor in its sole discretion may determine without any duty, except as provided below, to account to Lessee. Lessor may purchase at any such sale, and Lessor shall not be obligated to give preference to the sale, lease, or other disposition of the Equipment over the sale, lease, or other disposition of similar equipment owned or leased by or through Lessor.

         If Lessee shall have paid to Lessor all of the Liquidated Damages, then Lessor shall pay to Lessee, promptly after receipt thereof, all rentals or proceeds received from (a) the reletting of the Equipment during the remainder of the Initial Period or the Automatic Renewal Period then in effect (after deduction of an amount equal to all Lessor's Damages); or (b) any sale of the Equipment occurring during the remainder of the Initial Period or Automatic Renewal Period then in effect less an amount equal to the estimated fair market value of the Equipment at the end of the Initial Period or Automatic Renewal Period then in effect (after deduction of an amount equal to all Lessor's Damages), said amount never to exceed the amount of the Liquidated Damages paid by Lessee. Any remaining amounts from reletting or sale shall be retained by Lessor.

         Lessor may exercise any and all rights and remedies available at law or in equity, including those available under the Uniform Commercial Code (including the section thereof dealing with Leases) as enacted in Utah or in any state in which the Equipment is located; or other applicable law.

         The right and remedies afforded the Lessor hereunder shall not be deemed to be exclusive, but shall be in addition to any rights or remedies provided by law. Lessor's failure to promptly enforce any right hereunder shall not operate as waiver of such right, and Lessor's waiver of any default shall not constitute a waiver of any subsequent or other default. Lessor may accept late payments or partial payments of amount due under this Agreement and may delay enforcing any of Lessor's rights hereunder without losing or waiving any of Lessor's rights under this Agreement




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17.      TAX OWNERSHIP:

         This Agreement is entered into on the basis that: Lessor shall be the owner of the Equipment for federal and state income tax purposes and entitled to such deductions, credits, and other benefits as are provided an owner of personal property, including but not limited to the maximum Modified Accelerated Cost Recovery System deductions ("depreciation") for the MACRS Property Class life under the Internal Revenue Code of 1986 ("Code"); and interest paid or accrued with respect to any loan made to or assumed by Lessor or its assigns to finance the purchase of the Equipment (collectively referred to herein as the "Tax Benefits").

         If, with respect to any item of Equipment, Lessor or its assigns shall not have or shall lose the right to claim all or any portion of the Tax Benefits or if all or any portion of the Tax Benefits shall be disallowed or recaptured (hereinafter referred to as "Tax Benefit Loss") due to the acts or omission of Lessee, then the following provisions shall be applicable:

18.      COVENANT OF QUIET POSSESSION:

         Lessor agrees that so long as no Event of Default has occurred and is continuing, Lessee shall be entitled to quietly possess the equipment subject to and in accordance with the terms and conditions of this Agreement.

19.      GENERAL:

         a. Integration: All schedules or riders to this Agreement, Equipment Schedules executed hereunder, schedules or riders attached to Equipment Schedules, other documents referred to in Equipment Schedules, and Acceptance Certificates,whether they are signed before, on, or after the date of this Agreement, are incorporated into this Agreement by this reference. Such documents appertaining to any Equipment Schedule and this Agreement constitute the entire agreement between the parties with respect to the items of Equipment listed on such Equipment Schedule.

         b. Modification: This Agreement may not be amended or modified except by writing, signed by a duly authorized representative of each party, but no such amendment or modification needs further consideration to be binding. Notwithstanding the foregoing, Lessee authorizes Lessor to amend any Equipment Schedule to identify more accurately the Equipment (including without limitation, supplying serial numbers or other identifying data), and such amendment shall be binding on Lessor and Lessee unless Lessee objects thereto within fifteen (15) days after receiving notice of the amendment from Lessor.

         c. Interpretation: The provisions of this Agreement shall be deemed to be independent and severable. The invalidity or partial invalidity of any one provision or portion of this Agreement under the laws of any jurisdiction shall not affect the validity or enforceability of

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any other provision of this Agreement. The captions and headings set forth herein are for convenience of reference only and shall not define or limit any of the terms hereof.

         d. Notices: Notices hereunder shall be in writing and addressed to the other party at the address herein or such other address provided by notice hereunder and shall be effective: (i) upon the next business day, if sent by guaranteed overnight express service (such as Federal Express); (ii) on the same day, if personally delivered; or (iii) three (3) days after mailing if sent by certified or registered U.S. Mail, postage prepaid and addressed to the other party.

         e. Governing Law: This Lease shall be governed by and shall be interpreted pursuant to the laws of the State of Utah.

         LESSEE HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY. THIS LEASE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN LESSEE AND LESSOR (OR ANY ASSIGNEE OF LESSOR) RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN LESSEE AND LESSOR (OR ITS ASSIGNEE). THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS LEASE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS LEASE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         f. Binding Effect: The provision of this Agreement shall inure to the benefit of and shall bind Lessor and Lessee and their respective permitted successors and assigns.

         g. Financing Statements: Lessee shall sign and deliver to Lessor one or more financing statements, supplements thereto, and other instruments in order to establish, perfect, extend, and/or enforce the parties' interest in the Equipment and under this Agreement. Lessee shall pay all costs of filing such statements. A photocopy of this Agreement shall be sufficient as, and may be filed as, an original financing statement. If Lessee defaults hereunder, then Lessor shall automatically be constituted as Lessee's attorney-in-fact for the purpose of carrying out the provision of this paragraph.


                                                               Initial:  /s/  MP

         h. Opinion of Counsel: Upon request, Lessee shall provide to Lessor an opinion of its counsel as to Lessee's legal standing, the authorization and execution of this Agreement and other documents the enforceability of its Agreement against Lessee, and other matters reasonably requested.

         i. Audited Financial Statements: Upon request, Lessee shall provide to Lessor a copy of its annual audited financial statements and any quarterly financial statements whether audited or unaudited.

         j. Provisional Security Interest: In the event a court of competent jurisdiction or their governing authority shall determine that this Agreement is not a "true lease" or that Lessor (or its assigns) does not hold legal title to or is not the Owner of the Equipment, then this , Agreement shall be deemed to be a security agreement with Lessee, as debtor, having granted to Lessor, as secured party, a security interest in the Equipment effective the date of this Agreement; and Lessor shall have all of the rights, privileges, and remedies of a secured party under the Utah Uniform Commercial Code.

         k. As to new Equipment, Lessee acknowledges that Lessee ordered the Equipment from the supplier thereof, and either (a) Lessee received a copy of the contract by which Lessor acquired the Equipment, or (b) Lessor has informed Lessee in writing of (i) the identity of the supplier, (ii) that Lessee may have rights under said contract and may be entitled, under the version of Uniform Commercial Code Article A ("UCC2A") as in effect in the state specified in
Section 11, to the benefit of warranties provided to Lessor by said supplier, and (iii) that Lessee may and should contact the supplier to receive an accurate and complete description of such rights including any disclaimers or limitations on them or of the remedies thereunder. Lessee makes this acknowledgment so that each such Schedule shall qualify as and be a "finance lease" under UCC2A.

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Agreement on the day and year first above written.

LESSOR:           Pacific Financial Company
                  by Amembal Capital Corporation, General Partner

By:               ______________________________

Title:            ______________________________

LESSEE:           Eye Care Centers of America, Inc.


By:               /s/ Mark Pearson
                  ______________________________

Title:                      CFO
                  ______________________________



                                                            Initial:  /s/  MP
                                                                         ______

                                      -14-
                                                                 Initial: /s/ MP

                               EQUIPMENT SCHEDULE


                                LEASE NO. ECC0897
                            EQUIPMENT SCHEDULE NO. 3


                          SCHEDULE DATE: August 12,1997

To Master Lease Agreement dated August 12, 1997 between Pacific Financial Company as Lessor, and Eye Care Centers of America, Inc. as Lessee.

1.       Equipment:

                  An Equipment described on Exhibit A attached hereto together with all parts, accessories, attachments, substitutions, repairs, improvements and replacements and any and all proceeds thereof, including without limitation, insurance proceeds.

2.       Equipment Location: See Exhibit A attached hereto and made a part hereof for the location(s) of the Equipment

3.       Equipment Cost: $508,294.50

4.       Acceptance Date: August 12, 1997

5.       Commencement Date: September 1, 1997

6.       Initial Period: forty-eight (48) months from Commencement Date.

7. Monthly Rental: Lessee shall make monthly rental payments of $12,309.16, (plus applicable sales/use tax, if any) payable first in advance, to the Lessor. Lessee shall pay interim rent based on a pro-rata portion of the Monthly Rental, calculated a 30-day basis for the period between the Acceptance Date and the Commencement Date. Lessor reserves the right to increase the Daily Interim Rent Amounts and the monthly rent Payments as of each Purchase Price Payment, proportionately to any increase weekly average of the interest rates of the four (4) year U.S. Treasury Constant Maturities as published in the August 11, 1997 Wall Street Journal at a rate of 6.21. As of the Commencement Date, the monthly rent Payments would be fixed for the entire term. As soon as practicable thereafter, Lessor shall provide Lessee with written notice of any increase in the Monthly Rental and the Daily Interim Rent Amounts. Lessor's calculations shall be conclusive absent manifest error.


                                                               Initial:  /s/  MP

8. End of Term Options: At the end of the Initial Period, the Lessee shall have the following options:

         a) Purchase all, but not less than all of the Equipment for ten percent (10%) of original Equipment Cost, or its then Fair Market Value, whichever is greater, or

         b) Renew the Lease for an additional twelve (12) month period ("Renewal Period"). The Monthly Rental amount during the Renewal Period shall be one half (1/2) of the Monthly Rental payments during the Initial Period as outlined above. At the end of the Renewal Period the Lessee shall have the following options: (i) purchase all, but not less than all, of the Equipment for its then Fair Market Value; (ii) renew the Lease for another twelve (12) month period at the same Monthly Rental as the previous Renewal Period; or (iii) return the Equipment to Lessor.

9. Representation of Lessee: Lessor and Lessee agree that this Equipment Schedule constitutes a "true lease" under the Utah Uniform Commercial Code - Leases, in that (a) Lessee has selected the Equipment in its sole discretion, (b) Lessor has acquired the Equipment solely for purposes of leasing such Equipment under this Equipment Schedule, and/or (c) Lessee has received a copy of the contract evidencing Lessor's purchase of the Equipment.

10. Master Lease: This Equipment Schedule No. 3 is issued pursuant to the Master Lease Agreement identified herein. All of the terms and conditions of the Master Lease Agreement are hereby incorporated herein and made a part hereof as if such terms and conditions were set forth herein. By their execution and delivery of this Equipment Schedule, the parties hereby reaffirm all of the terms and conditions of the Master Lease Agreement, except to the extent, if any, modified hereby.

         This is Counterpart No. 1 of 1 serially numbered, manually executed counterparts. To the extent that this document constitutes chattel paper under the Uniform Commercial Code, no security interest is this document may be created through the transfer and possession of any counterpart other than Counterpart No. 1.

LESSOR: Pacific Financial Company      LESSEE: Eye Care Centers of America, Inc.
by Amembal Capital Corporation,
General Partner

BY:______________________________                    BY:  /s/ Mark Pearson
                                                     ______________________

TITLE:___________________________                    TITLE:           CFO
                                                     ______________________

                                                               Initial:  /s/  MP

                                    EXHIBIT A

LEASE NO. ECC0897                                                 SCHEDULE NO. 3

Equipment Description:              All Equipment described herein, together
                                    with all parts, accessories, attachments, substitutions, repairs, improvements, and replacements and any all proceeds thereof, including, without limitation, insurance proceeds.

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #145; WESTROADS MALL
                                    10,000 CALIFORNIA ST. #315
                                    OMAHA, NE 68114

Quantity Description
1                 UOC Mini II: S/N:
1                 UV Cure Unit: S/N: 718

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #146; OAKVIEW MALL
                                    3001 S.144TH ST. #1022
                                    OMAHA, NE 68114

Quantity Description
1                 UOC Mini II: S/N: 1502
1                 UV Cure Unit: S/N: 719

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #144; CROSSROADS MALL
                                    7300 DODGE ST. #139
                                    OMAHA, NE 68114

Quantity Description
1                 UOC Mini II: S/N: 1505
1                 UV Cure Unit: S/N: 717

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #166; EAST HILLS SHOPPING
                                    CENTER
                                    3702 FREDRICK BLVD., SP. 12
                                    ST. JOSEPH, MO 64506

Quantity Description
1                 UOC Mini II: S/N: 1497
1                 UV Cure Unit: S/N: 724




                                                               Initial:  /s/  MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #154; WARD PARKWAY CENTER
                                    8600 WARD PARKWAY, SP.2350
                                    KANSAS CITY, MO 64114

Quantity Description
1                 UOC Mini II: S/N: 1498
1                 UV Cure Unit: S/N: 723

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #151; 267 METRO N. MALL
                                    SP. 117
                                    KANSAS CITY, MO 64155

Quantity Description
1                 UOC Mini II: S/N: 1499
1                 UV Cure Unit: S/N: 721

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #169; BANNISTER MALL
                                    5600 E. BANNISTER, STE. 286
                                    KANSAS CITY, MO 64137

Quantity Description
1                 UOC Mini II: S/N: 1489
1                 UV Cure Unit: S/N: 716

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #58; BOISE TOWN SQUARE
                                    350 N. MILWAUKEE STE. 1005
                                    BOISE, ID 83788

Quantity Description
1                 UOC Mini II: S/N: 1396
1                 UV Cure Unit: S/N: 621

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #162; MAGIC VALLEY MALL
                                    1485 POLE LINE RD. STE. 229
                                    TWIN FALLS, ID  83301

Quantity Description
1                 UOC Mini II: S/N: 1400
1                 UV Cure Unit: S/N: 622





                                                               Initial:  /s/  MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #167; SILVER LAKE PLAZA
                                    255 W. CANFIELD AVE.
                                    COEUR D'ALENE, ID 83814

Quantity Description
1                 UOC Mini II: S/N: 1382
1                 UV Cure Unit: S/N: 625

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #227; GREAT NORTHERN MALL
                                    600 GREAT NORTHERN MALL
                                    NORTH OLMSTED, OH  44070

Quantity Description
1                 UOC Mini II: S/N: 1428
1                 UV Cure Unit: S/N: 632

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #229; GREAT LAKES MALL
                                    7850 MENTOR AVE. #368
                                    MENTOR, OH 44060

Quantity Description
1                 UOC Mini II: S/N: 1430
1                 UV Cure Unit: S/N: 626

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #230; PARMATOWN MALL &
                                    PLAZA
                                    7972 DAY DR.
                                    PARMA, OH 44129

Quantity Description
1                 UOC Mini II: S/N: 1405
1                 UV Cure Unit: S/N: 619

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #231; RANDALL PARK MALL
                                    1161 RANDALL PARK MALL
                                    NORTH RANDALL, OH 44125

Quantity Description
1                 UOC Mini II: S/N: 1407
1                 UV Cure Unit: S/N: 634

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #232; RICHMOND MALL
                                    691 RICHMOND RD.
                                    RICHMOND HEIGHTS, OH 44143

                                                               Initial:  /s/  MP

Quantity Description
1                 UOC Mini II: S/N: 1388
1                 UV Cure Unit: S/N: 623

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #235; EUCID SQUARE MALL
                                    256 EUCID SQUARE MALL
                                    EUCID, OH 44113

Quantity Description
1                 UOC Mini II: S/N: 1406
1                 UV Cure Unit: S/N: 590

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #236; MIDWAY MALL
                                    3547 MIDWAY MALL
                                    ELYRIA, OH 44035

Quantity Description
1                 UOC Mini II: S/N: 1432
1                 UV Cure Unit: S/N: 635

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #237; CHAPEL HILL
                                    2000 BRITTAIN RD. STE. 601
                                    AKRON, OH 44310

Quantity Description
1                 UOC Mini II: S/N: 1404
1                 UV Cure Unit: S/N: 627

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #238; ROLLING ACRES MALL
                                    2400 ROMIG RD.
                                    AKRON, OH 44322

Quantity Description
1                 UOC Mini II: S/N:1409
1                 UV Cure Unit: S/N: 639

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #37; HERITAGE PARK MALL
                                    6755 RENO ST.
                                    MIDWEST CITY, OK 73110

Quantity Description
1                 UOC Mini II: S/N: 1477
1                 UV Cure Unit: S/N: 695

                                                               Initial:  /s/  MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #39; SOONER FASHION MALL
                                    3459 W. MAIN ST.
                                    NORMAN, OK 73072

Quantity Description
1                 UOC Mini II: S/N: 1495
1                 UV Cure Unit: S/N: 712

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #131; QUAIL SPRINGS MALL
                                    2501 W. MEMORIAL RD., ST. 211
                                    OKLAHOMA CITY, OK 73134

Quantity Description
1                 UOC Mini II: S/N: 1493
1                 UV Cure Unit: S/N: 714

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #141; CROSSROADS MALL,
                                    ST. 1150
                                    7000 CROSSROADS MALL
                                    OKLAHOMA CITY, OK 73149

Quantity Description
1                 UOC Mini II: S/N: 1494
1                 UV Cure Unit: S/N:  715

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #198; NORTHPARK MALL
                                    1200 E. CTY LINE RD. ST. 259
                                    RIDGELAND, MS 39157

Quantity Description
1                 UOC Mini II: S/N: 1470
1                 UV Cure Unit: S/N: 689

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #199; METROCENTER MALL
                                    1210 METROCENTER, #113
                                    JACKSON, MS 39209

Quantity Description
1                 UOC Mini II: S/N: 1467
1                 UV Cure Unit: S/N: 690




                                                               Initial:  /s/  MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #225; TURTLE CREEK MALL
                                    1000 TURTLE CREEK DR. #450
                                    HATTIESBERG, MS 39402

Quantity Description
1                 UOC Mini II: S/N: 1474
1                 UV Cure Unit: S/N: 693

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #153; METCALF SOUTH S.C.
                                    MALL
                                    9587 METCALF
                                    OVERLAND PARK, KS 66212

Quantity Description
1                 UOC Mini II: S/N: 1500
1                 UV Cure Unit: S/N: 722

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #117; TOWNE EAST SQUARE
                                    7700 E. KELLOGG
                                    WICHITA, KS 67207

Quantity Description
1                 UOC Mini II: S/N: 1491
1                 UV Cure Unit: S/N: 710

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #118; TOWNE WEST SQUARE
                                    4600 W. KELLOGG
                                    WICHITA, KS 67209

Quantity Description
1                 UOC Mini II: S/N: 1492
1                 UV Cure Unit: S/N: 711

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #226; MISSION CENTER
                                    4801 JOHNSON DR. #120
                                    MISSION CENTER, KS 66205

Quantity Description
1                 UOC Mini II: S/N: 1529
1                 UV Cure Unit: S/N: 749

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #152; OAK PARK MALL
                                    11383 WEST 95TH ST.
                                    OVERLAND PARK, KS 66214

                                                               Initial:  /s/  MP

Quantity Description
1                 UOC Mini II: S/N: 1496
1                 UV Cure Unit: S/N: 713

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #57; HERITAGE MALL
                                    2169 14TH AVE. SE
                                    ALBANY, OR 97321

Quantity Description
1                 UOC Mini II: S/N: 1395
1                 UV Cure Unit: S/N: 612

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #59; ROGUE VALLEY
                                    MALL
                                    1600 N. RIVERSIDE
                                    MEDFORD, OR 97501

Quantity Description
1                 UOC Mini II: S/N: 1394
1                 UV Cure Unit: S/N: 616

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #81; LLOYD CENTR
                                    1006 LLOYD CTR.
                                    PORTLAND, OR 97232

Quantity Description
1                 UOC Mini II: S/N: 1398
1                 UV Cure Unit: S/N: 606

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #140; VALLEY RIVER
                                    CTR.
                                    249 VALLEY RIVER CTR.
                                    EUGENE, OR 97401

Quantity Description
1                 UOC Mini II: S/N: 1397
1                 UV Cure Unit: S/N: 614

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #175; LANCASTER MALL
                                    831 LANCASTER DR. NE
                                    SALEM, OR 97301

Quantity Description
1                 UOC Mini II: S/N: 1399
1                 UV Cure Unit: S/N: 618

                                                               Initial:  /s/  MP

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #176; CLACKAMAN
                                    TOWN CTR.
                                    10000 SE 82ND AVE.
                                    PORTLAND, OR 97266

Quantity Description
1                 UOC Mini II: S/N: 1431
1                 UV Cure Unit: S/N:  629

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #178; BEAVERTON MALL
                                    3275 SW CEDAR HILLS BLVD.
                                    BEAVERTON, OR 97005

Quantity Description
1                 UOC Mini II: S/N: 1390
1                 UV Cure Unit: S/N: 611

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #179; CASCADE PLAZA
                                    SUITE A-6
                                    BEAVERTON, OR 97005

Quantity Description
1                 UOC Mini II: S/N: 1393
1                 UV Cure Unit: S/N: 613

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #181; JANTZEN BEACH
                                    CTR.
                                    1255 JANTZEN BEACH CTR.
                                    PORTLAND, OR 97217

Quantity Description
1                 UOC Mini II: S/N: 1385
1                 UV Cure Unit: S/N: 620

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #182; BINYONS
                                    EYEWORLD DOWNTOWN
                                    803 SW MORRISON ST.
                                    PORTLAND, OR  97205

Quantity Description
1                 UOC Mini II: S/N: 1401
1                 UV Cure Unit: S/N: 624





                                                               Initial:  /s/  MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #251; TANASBOURNE TOWN
                                    CTR.
                                    18070 EVERGREEN PKWY.
                                    BEAVERTON, OR  97006

Quantity Description
1                 UOC Mini II: S/N: 1429
1                 UV Cure Unit: S/N: 637




                                                               Initial:  /s/  MP

RIDER NO. 1
TO EQUIPMENT SCHEDULE NO. 3
TO MASTER LEASE AGREEMENT NO. ECC0897

LESSEE: Eye Care Centers of America, Inc.      LESSOR: Pacific Financial Company
        11103 West Avenue                              420 E. South Temple,
        San Antonio, TX  78213                         Suite 240
                                                       Salt Lake City, UT  84111


                           EARLY TERMINATION AGREEMENT


Provided that no Event of Default shall have occurred and be continuing, Lessee shall have the option, which shall not be assignable, to cancel the Lease ("Early Termination Option") and return the Equipment to the Lessor in accordance with the General Return Provisions outlined in Rider No. 1 attached hereto and incorporated herein by reference, effective as of the calendar day which falls exactly twenty-four (24) months after the Commencement Date ("Option Date") of the Lease, so long as the following conditions are satisfied as of the Option Date:

         1. Lessee shall have paid to Lessor on or prior to the Option Date (i) all rental payments due under the Lease as of the Option Date, (ii) all property taxes on the Equipment attributable to lien dates occurring on or prior to the Option Date, and (iii) all other amounts duo Lessor as of the Option Date.

         2. Lessee shall have notified Lessor, via certified mail, of its election to exercise the Early Termination Option, addressing such notice to the attention of LONI LOWDER AT PACIFIC FINANCIAL COMPANY not less than three hundred sixty-five (365) days prior to the Option Date. (Lessor shall have no obligation to notify Lessee further of the opportunity to exercise this Early Termination Option.)

         3. Lessee shall have paid, in addition to the monthly rentals in (1) above, a cancellation fee equal to forty-two and seven tenths percent (42.7%) of the original cost of the Equipment to Lessor, and at Lessee's risk and expense shall have loaded the Equipment, property packed for shipment, on board the carrier and delivered to the location as Lessor shall specify, all to be completed on or before the Option Date. As of the Option Date, the Lessee shall also provide Lessor with a Letter of Maintainability from the manufacturer of the Equipment, which letter shall state that the Equipment will be eligible for the manufacturer's standard maintenance contract when sold or leased to a third party.

         In the event that Lessee elects to exercise the Early Termination Option as set forth herein (and provided that all of the conditions set forth have been met), the Lease shall

                                                               Initial:  /s/  MP
         be terminated and Lessee shall have no further obligations to pay rent to Lessor under the Lease. In the event that Lessee does not exercise the Early Termination Option as of the Option Date (or in the event that the conditions as set forth herein have not been met) the Lease shall continue in full force and effect.



DATE:   August 12, 1997                       DATE:
        --------------------------------           -----------------------------
LESSEE: Eye Care Centers of America, Inc.     LESSOR: Pacific Financial Company
                                              by Amembal Capital Corporation,
                                              General Partner

By:  /s/ Mark Pearson                          By:
     -----------------------------------          ------------------------------
Its:            CFO                            Its:
     -----------------------------------           -----------------------------


                                                               Initial:  /s/  MP

                                   RIDER NO.2
                           TO EQUIPMENT SCHEDULE NO. 3
                      TO MASTER LEASE AGREEMENT NO. ECC0897

LESSEE: Eye Care Centers of America, Inc.    LESSOR: Pacific Financial Company
        11103 West Avenue                    420 E. South Temple,
        San Antonio, TX  78213               Suite 240
                                             Salt Lake City, UT  84111



                            GENERAL RETURN PROVISIONS

In addition to the provisions of Section 7 of the Master Lease Agreement ("Lease"), and provided that the Lessee has elected to exercise its Early Termination Option contained in Rider No. I to Equipment Schedule No. 3 to Master Lease Agreement No. ECC0897 the Lessee shall, at Lessee's expense:


1. At least sixty (60) days and not more than ninety (90) days prior to expiration or earlier termination of the Lease, provide to Lessor a detailed inventory of all pieces and components of the Equipment. The inventory should include, but not be limited to, a listing of model and serial numbers for all pieces and components of the Equipment having serial or model numbers. For Equipment that cannot be identified by model and/or serial numbers, the Lessee, shall provide plans, drawings, detailed descriptions or other information adequately describing the Equipment;

2. at least ninety (90) days prior to the early termination of the Lease, upon receiving reasonable notice from Lessor, provide or cause the vendor(s) or manufacturer(s) of equipment, to provide to Lessor the following documents: (1) one set of service and operating manuals including replacements and/or additional thereto, such that all documentation is completely up-to-date; and (2) one set of documents, detailing equipment configuration, operating requirements, maintenance records, and other technical data concerning the set up and operation of the Equipment, including replacements and/or additions thereto, such that all documentation is completely up-to-date;

3. at least ninety (90) days prior to the early termination of the Lease, upon receiving reasonable notice from Lessor, make the Equipment available for on-site operational inspections by potential purchasers, and provide personnel, power and other operations requirements necessary to demonstrate electrical and mechanical systems for each applicable item of the Equipment and all fixtures and related equipment must be easily accessible;


                                                               Initial:  /s/  MP

4. at least ninety (90) days prior to the early termination of the Lease, cause the manufacturer's representative or a qualified equipment maintenance provider, acceptable to Lessor, to perform a comprehensive physical inspection, including viewing, examining and testing all material and workmanship of the Equipment; and if during such inspection, examination and testing, the authorized inspector finds any of the Equipment to be defective, or the Equipment not operating within the manufacturer's specifications, then the Lessee, shall repair or replace all such defective material and, after corrective measures are completed, the Lessee, will provide for a follow-up inspection of the Equipment by the authorized inspector as outlined in the preceding clause;

5. have each item of Equipment pertaining to all electronic/computer and mechanical related equipment, returned with an in-depth field service report detailing said inspection as in Section E of this Rider. The report shall certify that the Equipment has been properly inspected, examined and tested and is operating within the manufacturer's or other qualified service provider's (acceptable to Lessor) specifications;

6. have all Equipment reconditioned, refurbished or refinished so as to be in "as new condition" (subject to ordinary wear and tear). All Equipment will be cleaned and cosmetically acceptable, with no noticeable cracks, scratches or other visual or mechanical damage and in such condition so that it may be immediately installed and placed into use;

7. properly remove or treat all rust or corrosion, repair any water or other damage to wood components and repair any damage to stained or painted pieces (subject to ordinary wear and tear);

8. ensure all applicable food processing and preparation items of Equipment will be completely steam-cleaned and de-greased and all other Equipment will be completely cleaned and packaged according to manufacturer or qualified service provider recommendations upon redelivery;

9.       properly remove all markings installed by Lessee;

10. ensure all Equipment and equipment operations conform to all applicable local, state, and federal laws, health and safety guidelines;

11. the Equipment shall be de-installed and delivered to Lessor with all component parts in good operating condition (subject to ordinary wear and tear). All components must meet or exceed the manufacturer's minimum recommended specifications unless otherwise specified;


                                                               Initial:  /s/  MP

12. ensure the Equipment shall be mechanically structurally sound, capable of performing the functions for which the Equipment was originally designed, in accordance with the manufacturer's published and recommended specifications (subject to ordinary wear and tear);

13. provide for the de-installation, packaging, transporting, and certifying of the Equipment to include, but not be limited to, the following: (1) the manufacturer's representative or other qualified service provider acceptable to Lessor shall de-install all computer and POS related Equipment (including all wire, cable and mounting hardware) in accordance with the specifications of the manufacturer or qualified service provider; (2) each item of Equipment will be returned with a certificate of eligibility for such maintenance plan shall be transferable to another operator of the Equipment; (3) the Equipment shall be packed properly and in accordance with the manufacturer's or other qualified service provider's (acceptable to Lessor) recommendations; and (4) Lessee shall transport the Equipment in a manner consistent with the manufacturer's recommendations and practices;

14. upon sale of the Equipment to a third party, provide transportation to the location anywhere in the continental United States selected by Lessor;

15. obtain and pay for a policy of transit insurance for the redelivery period in an amount equal to the replacement value of the Equipment and Lessor shall be named as additional insured and the loss payee on all such policies of insurance;

16. have the Equipment reassembled and installed at the location to which it is redelivered in good operating condition and able to perform all functions for which the Equipment is redesigned, and

17. provide insurance and safe, secure storage for the Equipment for one hundred eighty (180) days after expiration or earlier termination of the lease at ten (10) accessible locations satisfactory to Lessor, subject to all terms and conditions of the Lease and the applicable Equipment Schedule other than the obligation to make rental payments in respect thereof.


DATE:   August 12, 1997                       DATE:
        --------------------------------           -----------------------------
LESSEE: Eye Care Centers of America, Inc.     LESSOR: Pacific Financial Company
                                              by Amembal Capital Corporation,
                                              General Partner

By:  /s/ Mark Pearson                          By:
     -----------------------------------          ------------------------------
Its:            CFO                            Its:
     -----------------------------------           -----------------------------


                                                               Initial:  /s/  MP

LESSOR:           PACIFIC FINANCIAL COMPANY

                                        EQUIPMENT: See Exhibit A attached hereto
                                        LEASE NUMBER: ECC0897
                                        SCHEDULE NO: 3
                                        DATE OF LEASE: August 12, 1997


LESSEE:           EYE CARE CENTERS OF AMERICA, INC.

                          ACKNOWLEDGMENT AND ACCEPTANCE
                             OF EQUIPMENT BY LESSEE


Lessee hereby acknowledges that the Equipment described above has been received in good condition and repair, has been properly installed, tested, and inspected, and is operating satisfactorily in all respects for all of Lessee's intended uses and purposes. Lessee hereby accepts unconditionally and irrevocably the Equipment.

By signature below, Lessee specifically authorizes and requests Lessor to make payment to the supplier of the Equipment. Lessee agrees that said Equipment has not been delivered, installed, or accepted on a trial basis.

WITH THE DELIVERY OF THIS DOCUMENT TO LESSOR, LESSEE ACKNOWLEDGES AND AGREES THAT LESSEE'S OBLIGATIONS TO LESSOR BECOME ABSOLUTE AND IRREVOCABLE AND LESSEE SHALL BE FOREVER ESTOPPED FROM DENYING THE TRUTHFULNESS OF THE REPRESENTATIONS MADE IN THIS DOCUMENT.

DATE OF ACCEPTANCE:                       LESSEE: Eye Care Centers of America,
                                                  Inc.

August 12, 1997                           /s/  Mark Pearson, CFO


IMPORTANT: THIS DOCUMENT HAS              I HEREBY AUTHORIZE   N/A     TO ORALLY
LEGAL AND FINANCIAL                       VERIFY MY/OUR ACCEPTANCE OF THE ABOVE
CONSEQUENCES TO YOU.  DO NOT              REFERENCED EQUIPMENT IN MY ABSENCE.
SIGN THIS DOCUMENT UNTIL YOU
HAVE ACTUALLY RECEIVED ALL OF
THE EQUIPMENT AND ARE
COMPLETELY SATISFIED WITH IT.




                                                               Initial:  /s/  MP

                                                     EXHIBIT A

LEASE NO. ECC0897                                                 SCHEDULE NO. 3

Equipment Description:              All Equipment described herein,
                                    together with all parts, accessories,
                                    attachments, substitutions, repairs,
                                    improvements, and replacements and any all proceeds thereof, including, without limitation, insurance proceeds.

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #145; WESTROADS MALL
                                    10,000 CALIFORNIA ST. #315
                                    OMAHA, NE 68114

Quantity Description
1                 UOC Mini II: S/N:
1                 UV Cure Unit: S/N: 718

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #146; OAKVIEW MALL
                                    3001 S.144TH ST. #1022
                                    OMAHA, NE 68114

Quantity Description
1                 UOC Mini II: S/N: 1502
1                 UV Cure Unit: S/N: 719

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #144; CROSSROADS MALL
                                    7300 DODGE ST. #139
                                    OMAHA, NE 68114

Quantity Description
1                 UOC Mini II: S/N: 1505
1                 UV Cure Unit: S/N: 717

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #166; EAST HILLS SHOPPING
                                    CENTER
                                    3702 FREDRICK BLVD., SP. 12
                                    ST. JOSEPH, MO 64506

Quantity Description
1                 UOC Mini II: S/N: 1497
1                 UV Cure Unit: S/N: 724




                                                               Initial:  /s/  MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #154; WARD PARKWAY CENTER
                                    8600 WARD PARKWAY, SP.2350
                                    KANSAS CITY, MO 64114

Quantity Description
1                 UOC Mini II: S/N: 1498
1                 UV Cure Unit: S/N: 723

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #151; 267 METRO N. MALL
                                    SP. 117
                                    KANSAS CITY, MO 64155

Quantity Description
1                 UOC Mini II: S/N: 1499
1                 UV Cure Unit: S/N: 721

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #169; BANNISTER MALL
                                    5600 E. BANNISTER, STE. 286
                                    KANSAS CITY, MO 64137

Quantity Description
1                 UOC Mini II: S/N: 1489
1                 UV Cure Unit: S/N: 716

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #58; BOISE TOWN SQUARE
                                    350 N. MILWAUKEE STE. 1005
                                    BOISE, ID 83788

Quantity Description
1                 UOC Mini II: S/N: 1396
1                 UV Cure Unit: S/N: 621

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #162; MAGIC VALLEY MALL
                                    1485 POLE LINE RD. STE. 229
                                    TWIN FALLS, ID  83301

Quantity Description
1                 UOC Mini II: S/N: 1400
1                 UV Cure Unit: S/N: 622





                                                               Initial:  /s/  MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #167; SILVER LAKE PLAZA
                                    255 W. CANFIELD AVE.
                                    COEUR D'ALENE, ID 83814

Quantity Description
1                 UOC Mini II: S/N: 1382
1                 UV Cure Unit: S/N: 625

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #227; GREAT NORTHERN MALL
                                    600 GREAT NORTHERN MALL
                                    NORTH OLMSTED, OH  44070

Quantity Description
1                 UOC Mini II: S/N: 1428
1                 UV Cure Unit: S/N: 632

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #229; GREAT LAKES MALL
                                    7850 MENTOR AVE. #368
                                    MENTOR, OH 44060

Quantity Description
1                 UOC Mini II: S/N: 1430
1                 UV Cure Unit: S/N: 626

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #230; PARMATOWN MALL
                                    & PLAZA
                                    7972 DAY DR.
                                    PARMA, OH 44129

Quantity Description
1                 UOC Mini II: S/N: 1405
1                 UV Cure Unit: S/N: 619

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #231; RANDALL PARK MALL
                                    1161 RANDALL PARK MALL
                                    NORTH RANDALL, OH 44125

Quantity Description
1                 UOC Mini II: S/N: 1407
1                 UV Cure Unit: S/N: 634

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #232; RICHMOND MALL
                                    691 RICHMOND RD.
                                    RICHMOND HEIGHTS, OH 44143

                                                               Initial:  /s/  MP

Quantity Description
1                 UOC Mini II: S/N: 1388
1                 UV Cure Unit: S/N: 623

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #235; EUCID SQUARE MALL
                                    256 EUCID SQUARE MALL
                                    EUCID, OH 44113

Quantity Description
1                 UOC Mini II: S/N: 1406
1                 UV Cure Unit: S/N: 590

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #236; MIDWAY MALL
                                    3547 MIDWAY MALL
                                    ELYRIA, OH 44035

Quantity Description
1                 UOC Mini II: S/N: 1432
1                 UV Cure Unit: S/N: 635

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #237; CHAPEL HILL
                                    2000 BRITTAIN RD. STE. 601
                                    AKRON, OH 44310

Quantity Description
1                 UOC Mini II: S/N: 1404
1                 UV Cure Unit: S/N: 627

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #238; ROLLING ACRES MALL
                                    2400 ROMIG RD.
                                    AKRON, OH 44322

Quantity Description
1                 UOC Mini II: S/N:1409
1                 UV Cure Unit: S/N: 639

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #37; HERITAGE PARK MALL
                                    6755 RENO ST.
                                    MIDWEST CITY, OK 73110

Quantity Description
1                 UOC Mini II: S/N: 1477
1                 UV Cure Unit: S/N: 695

                                                               Initial:  /s/  MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #39; SOONER FASHION MALL
                                    3459 W. MAIN ST.
                                    NORMAN, OK 73072

Quantity Description
1                 UOC Mini II: S/N: 1495
1                 UV Cure Unit: S/N: 712

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #131; QUAIL SPRINGS MALL
                                    2501 W. MEMORIAL RD., ST. 211
                                    OKLAHOMA CITY, OK 73134

Quantity Description
1                 UOC Mini II: S/N: 1493
1                 UV Cure Unit: S/N: 714

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #141; CROSSROADS MALL, ST.
                                    1150
                                    7000 CROSSROADS MALL
                                    OKLAHOMA CITY, OK 73149

Quantity Description
1                 UOC Mini II: S/N: 1494
1                 UV Cure Unit: S/N:  715

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #198; NORTHPARK MALL
                                    1200 E. CTY LINE RD. ST. 259
                                    RIDGELAND, MS 39157

Quantity Description
1                 UOC Mini II: S/N: 1470
1                 UV Cure Unit: S/N: 689

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #199; METROCENTER MALL
                                    1210 METROCENTER, #113
                                    JACKSON, MS 39209

Quantity Description
1                 UOC Mini II: S/N: 1467
1                 UV Cure Unit: S/N: 690




                                                               Initial:  /s/  MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #225; TURTLE CREEK MALL
                                    1000 TURTLE CREEK DR. #450
                                    HATTIESBERG, MS 39402

Quantity Description
1                 UOC Mini II: S/N: 1474
1                 UV Cure Unit: S/N: 693

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #153; METCALF SOUTH S.C.
                                    MALL
                                    9587 METCALF
                                    OVERLAND PARK, KS 66212

Quantity Description
1                 UOC Mini II: S/N: 1500
1                 UV Cure Unit: S/N: 722

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #117; TOWNE EAST SQUARE
                                    7700 E. KELLOGG
                                    WICHITA, KS 67207

Quantity Description
1                 UOC Mini II: S/N: 1491
1                 UV Cure Unit: S/N: 710

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #118; TOWNE WEST SQUARE
                                    4600 W. KELLOGG
                                    WICHITA, KS 67209

Quantity Description
1                 UOC Mini II: S/N: 1492
1                 UV Cure Unit: S/N: 711

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #226; MISSION CENTER
                                    4801 JOHNSON DR. #120
                                    MISSION CENTER, KS 66205

Quantity Description
1                 UOC Mini II: S/N: 1529
1                 UV Cure Unit: S/N: 749

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #152; OAK PARK MALL
                                    11383 WEST 95TH ST.
                                    OVERLAND PARK, KS 66214

                                                               Initial:  /s/  MP

Quantity Description
1                 UOC Mini II: S/N: 1496
1                 UV Cure Unit: S/N: 713

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #57; HERITAGE MALL
                                    2169 14TH AVE. SE
                                    ALBANY, OR 97321

Quantity Description
1                 UOC Mini II: S/N: 1395
1                 UV Cure Unit: S/N: 612

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #59; ROGUE VALLEY
                                    MALL
                                    1600 N. RIVERSIDE
                                    MEDFORD, OR 97501

Quantity Description
1                 UOC Mini II: S/N: 1394
1                 UV Cure Unit: S/N: 616

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #81; LLOYD CENTR
                                    1006 LLOYD CTR.
                                    PORTLAND, OR 97232

Quantity Description
1                 UOC Mini II: S/N: 1398
1                 UV Cure Unit: S/N: 606

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #140; VALLEY RIVER
                                    CTR.
                                    249 VALLEY RIVER CTR.
                                    EUGENE, OR 97401

Quantity Description
1                 UOC Mini II: S/N: 1397
1                 UV Cure Unit: S/N: 614

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #175; LANCASTER MALL
                                    831 LANCASTER DR. NE
                                    SALEM, OR 97301

Quantity Description
1                 UOC Mini II: S/N: 1399
1                 UV Cure Unit: S/N: 618

                                                               Initial:  /s/  MP

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #176; CLACKAMAN TOWN
                                    CTR.
                                    10000 SE 82ND AVE.
                                    PORTLAND, OR 97266

Quantity Description
1                 UOC Mini II: S/N: 1431
1                 UV Cure Unit: S/N:  629

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #178; BEAVERTON MALL
                                    3275 SW CEDAR HILLS BLVD.
                                    BEAVERTON, OR 97005

Quantity Description
1                 UOC Mini II: S/N: 1390
1                 UV Cure Unit: S/N: 611

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #179; CASCADE PLAZA
                                    SUITE A-6
                                    BEAVERTON, OR 97005

Quantity Description
1                 UOC Mini II: S/N: 1393
1                 UV Cure Unit: S/N: 613

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #181; JANTZEN BEACH
                                    CTR.
                                    1255 JANTZEN BEACH CTR.
                                    PORTLAND, OR 97217

Quantity Description
1                 UOC Mini II: S/N: 1385
1                 UV Cure Unit: S/N: 620

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #182; BINYONS
                                    EYEWORLD DOWNTOWN
                                    803 SW MORRISON ST.
                                    PORTLAND, OR  97205

Quantity Description
1                 UOC Mini II: S/N: 1401
1                 UV Cure Unit: S/N: 624





                                                               Initial:  /s/  MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #251; TANASBOURNE TOWN
                                    CTR.
                                    18070 EVERGREEN PKWY.
                                    BEAVERTON, OR  97006

Quantity Description
1                 UOC Mini II: S/N: 1429
1                 UV Cure Unit: S/N: 637



                                                               Initial:  /s/  MP

                             INSURANCE CERTIFICATION

TO: Agent's Name:______________________________                Date:    _______

    Address:___________________________________                Lease No: ECC0897
                                                               Schedule No.:   3
    City:______________________  State: __ Zip: _____

    Area Code/Phone No:____________________

FROM: Eye Care Centers of America, Inc.
      11103 West Avenue
      San Antonio, TX  78213

Gentlemen:

We have entered into a lease agreement with Pacific Financial Company for the following equipment with a value of $508,294.50.

   Equipment:  See Exhibit A attached hereto and made a part hereof.

This equipment is located at: See Exhibit A attached hereto for location(s) of Equipment

This is a net lease and we are responsible for the insurance cost. Please see that we have immediate coverage and notify Pacific Financial Company at once in the form of a copy of the insurance policy or a Certificate of Insurance. If the latter is sent, please include therein the standard 10 day notice of cancellation clause.

XX  PHYSICAL DAMAGE:  Insurance is to be provided for fire, theft, extended coverage, vandalism and malicious mischief for the full value of the equipment. Pacific Financial Company is to be named as BOTH Loss Payee AND Additional Insured as may appear.

XX  LIABILITY:        Coverage should be written with minimum limits of
                      $100,000/$300,000 for BODILY INJURY and $50,000 property damage. Pacific Financial Company is to be named as BOTH Loss Payee AND Additional Insured.

__  TITLED VEHICLE LIMITS:  The minimum limits for each vehicle lease shall be:

    Bodily injury liability per individual                     $500,000.00
    Bodily injury liability per accident                       $500,000.00

                                                               Initial:  /s/  MP

   Property damage liability                                     $250,000.00
   Property injury liability per accident                            $250,000.00
   Fire, Theft, and Comprehensive                                  Full

If you have any questions, please do not hesitate to call Pacific Financial Company at (801)595-0009.

Thank you,

By: /s/  Mark Pearson                             Title: CFO
    ------------------------------------------           -----------------------






                                                               Initial:  /s/  MP

                                                     EXHIBIT A

LEASE NO. ECC0897                                                 SCHEDULE NO. 3

Equipment                           Description: All Equipment described herein,
                                    together with all parts, accessories,
                                    attachments, substitutions, repairs,
                                    improvements, and replacements and any all proceeds thereof, including, without limitation, insurance proceeds.

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #145; WESTROADS MALL
                                    10,000 CALIFORNIA ST. #315
                                    OMAHA, NE 68114

Quantity Description
1                 UOC Mini II: S/N:
1                 UV Cure Unit: S/N: 718

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #146; OAKVIEW MALL
                                    3001 S.144TH ST. #1022
                                    OMAHA, NE 68114

Quantity Description
1                 UOC Mini II: S/N: 1502
1                 UV Cure Unit: S/N: 719

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #144; CROSSROADS MALL
                                    7300 DODGE ST. #139
                                    OMAHA, NE 68114

Quantity Description
1                 UOC Mini II: S/N: 1505
1                 UV Cure Unit: S/N: 717

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #166; EAST HILLS SHOPPING
                                    CENTER
                                    3702 FREDRICK BLVD., SP. 12
                                    ST. JOSEPH, MO 64506

Quantity Description
1                 UOC Mini II: S/N: 1497
1                 UV Cure Unit: S/N: 724



                                                               Initial:  /s/  MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #154; WARD PARKWAY CENTER
                                    8600 WARD PARKWAY, SP.2350
                                    KANSAS CITY, MO 64114

Quantity Description
1                 UOC Mini II: S/N: 1498
1                 UV Cure Unit: S/N: 723

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #151; 267 METRO N. MALL
                                    SP. 117
                                    KANSAS CITY, MO 64155

Quantity Description
1                 UOC Mini II: S/N: 1499
1                 UV Cure Unit: S/N: 721

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #169; BANNISTER MALL
                                    5600 E. BANNISTER, STE. 286
                                    KANSAS CITY, MO 64137

Quantity Description
1                 UOC Mini II: S/N: 1489
1                 UV Cure Unit: S/N: 716

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #58; BOISE TOWN SQUARE
                                    350 N. MILWAUKEE STE. 1005
                                    BOISE, ID 83788

Quantity Description
1                 UOC Mini II: S/N: 1396
1                 UV Cure Unit: S/N: 621

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #162; MAGIC VALLEY MALL
                                    1485 POLE LINE RD. STE. 229
                                    TWIN FALLS, ID  83301

Quantity Description
1                 UOC Mini II: S/N: 1400
1                 UV Cure Unit: S/N: 622




                                                               Initial:  /s/  MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #167; SILVER LAKE PLAZA
                                    255 W. CANFIELD AVE.
                                    COEUR D'ALENE, ID 83814

Quantity Description
1                 UOC Mini II: S/N: 1382
1                 UV Cure Unit: S/N: 625

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #227; GREAT NORTHERN MALL
                                    600 GREAT NORTHERN MALL
                                    NORTH OLMSTED, OH  44070

Quantity Description
1                 UOC Mini II: S/N: 1428
1                 UV Cure Unit: S/N: 632

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #229; GREAT LAKES MALL
                                    7850 MENTOR AVE. #368
                                    MENTOR, OH 44060

Quantity Description
1                 UOC Mini II: S/N: 1430
1                 UV Cure Unit: S/N: 626

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #230; PARMATOWN MALL &
                                    PLAZA
                                    7972 DAY DR.
                                    PARMA, OH 44129

Quantity Description
1                 UOC Mini II: S/N: 1405
1                 UV Cure Unit: S/N: 619

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #231; RANDALL PARK MALL
                                    1161 RANDALL PARK MALL
                                    NORTH RANDALL, OH 44125

Quantity Description
1                 UOC Mini II: S/N: 1407
1                 UV Cure Unit: S/N: 634

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #232; RICHMOND MALL
                                    691 RICHMOND RD.
                                    RICHMOND HEIGHTS, OH 44143

                                                               Initial:  /s/  MP

Quantity Description
1                 UOC Mini II: S/N: 1388
1                 UV Cure Unit: S/N: 623

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #235; EUCID SQUARE MALL
                                    256 EUCID SQUARE MALL
                                    EUCID, OH 44113

Quantity Description
1                 UOC Mini II: S/N: 1406
1                 UV Cure Unit: S/N: 590

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #236; MIDWAY MALL
                                    3547 MIDWAY MALL
                                    ELYRIA, OH 44035

Quantity Description
1                 UOC Mini II: S/N: 1432
1                 UV Cure Unit: S/N: 635

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #237; CHAPEL HILL
                                    2000 BRITTAIN RD. STE. 601
                                    AKRON, OH 44310

Quantity Description
1                 UOC Mini II: S/N: 1404
1                 UV Cure Unit: S/N: 627

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #238; ROLLING ACRES MALL
                                    2400 ROMIG RD.
                                    AKRON, OH 44322

Quantity Description
1                 UOC Mini II: S/N:1409
1                 UV Cure Unit: S/N: 639

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #37; HERITAGE PARK MALL
                                    6755 RENO ST.
                                    MIDWEST CITY, OK 73110

Quantity Description
1                 UOC Mini II: S/N: 1477
1                 UV Cure Unit: S/N: 695

                                                               Initial:  /s/  MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #39; SOONER FASHION MALL
                                    3459 W. MAIN ST.
                                    NORMAN, OK 73072

Quantity Description
1                 UOC Mini II: S/N: 1495
1                 UV Cure Unit: S/N: 712

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #131; QUAIL SPRINGS MALL
                                    2501 W. MEMORIAL RD., ST. 211
                                    OKLAHOMA CITY, OK 73134

Quantity Description
1                 UOC Mini II: S/N: 1493
1                 UV Cure Unit: S/N: 714

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #141; CROSSROADS MALL,
                                    ST. 1150
                                    7000 CROSSROADS MALL
                                    OKLAHOMA CITY, OK 73149

Quantity Description
1                 UOC Mini II: S/N: 1494
1                 UV Cure Unit: S/N:  715

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #198; NORTHPARK MALL
                                    1200 E. CTY LINE RD. ST. 259
                                    RIDGELAND, MS 39157

Quantity Description
1                 UOC Mini II: S/N: 1470
1                 UV Cure Unit: S/N: 689

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #199; METROCENTER MALL
                                    1210 METROCENTER, #113
                                    JACKSON, MS 39209

Quantity Description
1                 UOC Mini II: S/N: 1467
1                 UV Cure Unit: S/N: 690




                                                               Initial:  /s/  MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #225; TURTLE CREEK MALL
                                    1000 TURTLE CREEK DR. #450
                                    HATTIESBERG, MS 39402

Quantity Description
1                 UOC Mini II: S/N: 1474
1                 UV Cure Unit: S/N: 693

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #153; METCALF SOUTH S.C.
                                    MALL
                                    9587 METCALF
                                    OVERLAND PARK, KS 66212

Quantity Description
1                 UOC Mini II: S/N: 1500
1                 UV Cure Unit: S/N: 722

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #117; TOWNE EAST SQUARE
                                    7700 E. KELLOGG
                                    WICHITA, KS 67207

Quantity Description
1                 UOC Mini II: S/N: 1491
1                 UV Cure Unit: S/N: 710

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #118; TOWNE WEST SQUARE
                                    4600 W. KELLOGG
                                    WICHITA, KS 67209

Quantity Description
1                 UOC Mini II: S/N: 1492
1                 UV Cure Unit: S/N: 711

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #226; MISSION CENTER
                                    4801 JOHNSON DR. #120
                                    MISSION CENTER, KS 66205

Quantity Description
1                 UOC Mini II: S/N: 1529
1                 UV Cure Unit: S/N: 749

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #152; OAK PARK MALL
                                    11383 WEST 95TH ST.
                                    OVERLAND PARK, KS 66214

                                                               Initial:  /s/  MP

Quantity Description
1                 UOC Mini II: S/N: 1496
1                 UV Cure Unit: S/N: 713

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #57; HERITAGE MALL
                                    2169 14TH AVE. SE
                                    ALBANY, OR 97321

Quantity Description
1                 UOC Mini II: S/N: 1395
1                 UV Cure Unit: S/N: 612

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #59; ROGUE VALLEY
                                    MALL
                                    1600 N. RIVERSIDE
                                    MEDFORD, OR 97501

Quantity Description
1                 UOC Mini II: S/N: 1394
1                 UV Cure Unit: S/N: 616

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #81; LLOYD CENTR
                                    1006 LLOYD CTR.
                                    PORTLAND, OR 97232

Quantity Description
1                 UOC Mini II: S/N: 1398
1                 UV Cure Unit: S/N: 606

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #140; VALLEY RIVER
                                    CTR.
                                    249 VALLEY RIVER CTR.
                                    EUGENE, OR 97401

Quantity Description
1                 UOC Mini II: S/N: 1397
1                 UV Cure Unit: S/N: 614

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #175; LANCASTER MALL
                                    831 LANCASTER DR. NE
                                    SALEM, OR 97301

Quantity Description
1                 UOC Mini II: S/N: 1399
1                 UV Cure Unit: S/N: 618

                                                               Initial:  /s/  MP

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #176; CLACKAMAN TOWN
                                    CTR.
                                    10000 SE 82ND AVE.
                                    PORTLAND, OR 97266

Quantity Description
1                 UOC Mini II: S/N: 1431
1                 UV Cure Unit: S/N:  629

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #178; BEAVERTON MALL
                                    3275 SW CEDAR HILLS BLVD.
                                    BEAVERTON, OR 97005

Quantity Description
1                 UOC Mini II: S/N: 1390
1                 UV Cure Unit: S/N: 611

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #179; CASCADE PLAZA
                                    SUITE A-6
                                    BEAVERTON, OR 97005

Quantity Description
1                 UOC Mini II: S/N: 1393
1                 UV Cure Unit: S/N: 613

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #181; JANTZEN BEACH
                                    CTR.
                                    1255 JANTZEN BEACH CTR.
                                    PORTLAND, OR 97217

Quantity Description
1                 UOC Mini II: S/N: 1385
1                 UV Cure Unit: S/N: 620

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #182; BINYONS
                                    EYEWORLD DOWNTOWN
                                    803 SW MORRISON ST.
                                    PORTLAND, OR  97205

Quantity Description
1                 UOC Mini II: S/N: 1401
1                 UV Cure Unit: S/N: 624





                                                               Initial:  /s/  MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #251; TANASBOURNE TOWN
                                    CTR.
                                    18070 EVERGREEN PKWY.
                                    BEAVERTON, OR  97006

Quantity Description
1                 UOC Mini II: S/N: 1429
1                 UV Cure Unit: S/N: 637






                                                               Initial:  /s/  MP

LEASE NO.  ECC0897

                             MASTER LEASE AGREEMENT

         This agreement (the "Agreement") is made this 12th day of August, 1997, between Pacific Financial Company, with an office at 420 E. South Temple, Suite 240, Salt Lake City, UT 84111, (the"Lessor"), and Eye Care Centers of America, Inc., with its principal office located at 11103 West Avenue, San Antonio, TX 78213 (the "Lessee").

1.       LEASE:

         Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the equipment ("Equipment") described in any Equipment Schedule executed and delivered by Lessor and Lessee in connection with the Agreement. The terms and conditions contained herein and in each Equipment Schedule shall govern the leasing and use of the Equipment. In the event of conflict between the provisions of this Agreement and any Equipment Schedule, the provisions of the Equipment Schedule shall govern. Each Equipment Schedule shall constitute a separate lease.

2.       ADDITIONAL DEFINITIONS:

         a. "Acceptance Date" means, as to the Equipment designated on any Equipment Schedule, the earliest to occur of: (a) the date specified as the Acceptance Date in the applicable Equipment Schedule; (b) the date Lessee accepts the Equipment as set forth in any certificate of acceptance or delivery signed by the Lessee (the "Acceptance Certificate"); or, (c) the date which is determined by the manufacturer or vendor of the Equipment to be the date of installation of such Equipment.

         b. "Commencement Date" means, as to the Equipment designated on any Equipment Schedule, the first day of the month following the Acceptance Date.

3.       TERMS OF LEASE:

         The Initial Lease Term and the Rent payable with respect to each Leased Item shall be as set forth in and as stated in the respective Equipment Schedule(s). Lessee may a) exercise an Early Purchase Option, if applicable; or
b) terminate any Equipment Schedule effective at the expiration of the Initial Lease Term or any renewal term thereof; by giving the Lessor at least sixty (60) days prior written notice. If said written notice is not received by Lessor within the specified period, then the Lease shall continue until the end of the Initial Lease Term. No notice of intent to exercise an Early Purchase Option or termination may be revoked without prior written consent of the Lessor.





                                                                 Initial: /s/ MP

4.       RENT AND PAYMENT:

         As to any Equipment leased hereunder, the "Monthly Rental" payable by Lessee to Lessor shall be as set forth in the applicable Equipment Schedule. The Monthly Rental shall begin on the Acceptance Date and shall be due and payable by Lessee in advance on the first day of each month throughout the Initial Period and any Automatic Renewal Period. If the Acceptance Date does not fall on the first day of the month, then the first rental payment shall be a pro rata portion of the Monthly Rental, calculated on a 30-day basis for the period between the Acceptance Date and the Commencement Date, and shall be due and payable on the Acceptance Date. Lessee shall pay all Monthly Rental to Lessor, its successors or assigns, at Lessor's address set forth above (or as otherwise directed in writing by Lessor, its successors, or assigns), whether or not Lessee has received any notice that such payment is due. LESSEE SHALL NOT ABATE, SET OFF, OR DEDUCT ANY AMOUNT OR DAMAGES FROM OR REDUCE ANY MONTHLY RENTAL FOR ANY REASON WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, ITS SUCCESSORS, OR ASSIGNS.

         Late charges on any payments, taxes, or other charges due hereunder and not received within ten (10) days of the due date shall accrue at the rate of 1.5% of the payment amount due per month (or if such rate shall exceed the maximum rate allowed by law, then at the highest rate that is permitted to be charged on liquidated amounts after judgment) beginning with the date that such amount was due and continuing until the amount is paid. If late charges are assessed by a lending institution due to any late payment, Lessee agrees to pay such late charges or to reimburse Lessor for their payments. Lessee agrees to make payment for any late charges promptly upon demand by Lessor.

5.     TAXES

         Lessee shall pay to Lessor an amount equal to all taxes paid, payable or required to be collected by Lessor, however designated, which are levied or based on the Monthly Rental or on the possession, use, operation, lease, rental, sale, purchase, control or value of the Equipment, including without limitation, registration and license fees and assessments, state and local privilege or excise taxes, sales and use taxes, personal and other property taxes, and taxes or charges based on gross revenue, but excluding taxes based on Lessor's net income. Lessor shall furnish to Lessee, within thirty (30) days of receipt by Lessor, copies of all tax assessments or valuation issues by the applicable taxing authorities. Lessor shall invoice Lessee for all such taxes in advance of their payment due date, and Lessee shall promptly remit to Lessor all such taxes and charges upon receipt of such invoice from Lessor. Lessee shall pay all penalties and interest resulting from its failure to remit such taxes to Lessor within forty-five (45) days of being invoiced by Lessor, which invoice shall be accompanied by a copy of the tax bill issued by the applicable taxing authorities. Lessor shall file all required sales and use tax and personal property tax returns and reports concerning the Equipment with all applicable governmental agencies. Lessee shall have the right in Lessor's and/or Lessee's name, to contest any such tax bill, assessment or valuation so long as no foreclosure of a

                                                                 Initial: /s/ MP
tax lien is imminent, or if foreclosure is imminent, Lessee has taken reasonable steps to protect the Equipment against foreclosure (such as providing an appropriate indemnity bond).

6.       USE; ALTERATIONS AND ATTACHMENTS:

         a. After Lessee receives and inspects any Equipment and is satisfied that the Equipment is satisfactory, Lessee shall execute and deliver to Lessor an Acceptance Certificate in a form provided by Lessor; provided, however, that Lessee's failure to execute and deliver an Acceptance Certificate for any Equipment shall not affect the validity of this Agreement with respect to the Equipment.

         b. Lessee shall be entitled to unlimited usage of the Equipment during the Initial Period, the Automatic Renewal Periods and any extension or renewal periods approved by Lessor in writing.

         c. Lessee shall at all times keep the Equipment in its sole possession and control. The Equipment shall not be moved from the location stated in the Equipment Schedule without the prior written consent of the Lessor.

         d. Lessee shall cause the Equipment to be installed, used, operated and, at the termination of the Agreement as to each Equipment Schedule, removed
(i) in accordance with any applicable manufacturer's manuals or instructions;
(ii) by competent and duly qualified personnel only, and, (iii) in accordance with applicable governmental regulations, if any.

         e. Lessee may not make alterations in or add attachments to the Equipment without first obtaining the written consent of the Lessor. Any such alterations or attachments shall be made at Lessee's expense and shall not interfere with the normal and satisfactory operation or maintenance of the Equipment. The manufacturer may incorporate engineering changes or make temporary alterations to the Equipment upon request of the Lessee. Unless Lessor shall otherwise agree in writing, all such alterations and attachments, that can not be removed without damaging the Equipment, shall be and become the property of the Lessor or, at the option of the Lessor, shall be removed by the Lessee at the termination of this Agreement as to such Equipment and the Equipment restored at Lessee's expense to its original condition, reasonable wear and tear only excepted.

         f. Lessee acknowledges that the Equipment is and shall remain personal property during the term of this Agreement. Lessee shall not permit the Equipment to become an accession to other goods or a fixture to, or part of, any real property.

         g. Lessee shall comply with all applicable laws, regulations and orders relating to the Equipment and this Agreement.

         h. The Equipment is leased solely for commercial or business purposes.


                                                                 Initial: /s/ MP

7.       MAINTENANCE AND REPAIRS; RETURN OF EQUIMENT:

         a. During the continuance of this Agreement and at its expense, Lessee
(i) shall keep the Equipment in good repair, working order and condition; (ii) shall make all necessary adjustments, repairs and replacements; (iii) shall furnish all required parts, mechanisms, devices, and servicing, and, (iv) shall not use or permit the Equipment to be used for any purpose for which, in the opinion of the manufacturer, the Equipment is not designed or suitable. Such parts, mechanisms, and devices shall immediately become part of the Equipment for all purposes hereunder.

         b. At the termination of the Agreement and at its expense, Lessee shall return the Equipment to Lessor at the location within the Continental United States designated by Lessor. Upon such return, the Equipment shall be in the same operating order, repair, condition, and appearance as on the Acceptance Date, excepting reasonable wear and tear from proper use thereof, including all engineering changes theretofore prescribed by the manufacturer. If the Equipment or its component parts were packed or crated for shipping when new, Lessee shall pack or crate the same carefully and in accordance with any recommendations of the Supplier or manufacturer before redelivering the item to Lessor. Lessee shall also deliver to Lessor the plans, specifications, operating manuals, software documentation, discs, warranties and other documents furnished by the manufacturer or supplier of the Equipment and such other documents in Lessee's possession relating to the maintenance and method of operation of such Equipment. Lessee shall return and convey to Lessor at no cost to Lessor all upgrades and/or enhancements made to the equipment provided, however, that the same can be removed without physically damaging the Equipment, and provided further, that Lessee restore the Equipment to its condition immediately prior to installation of such upgrade or enhancement. Lessee shall provide maintenance qualification letters and/or arrange for and pay the cost of repairs which are necessary for the manufacturer or qualified maintenance organization to accept the Equipment under contract maintenance at its then standard rates. At Lessor's written request, Lessee shall provide free storage for any item of Equipment for a period not to exceed sixty (60) days after the expiration of the Agreement before returning such item to Lessor and permit Lessor access to the Equipment for inspection and/or resale, upon reasonable prior notice to Lessee. If Lessee shall fail to return any item of Equipment as provided herein, Lessee shall be responsible for all cost and expense incurred Lessor in returning the Equipment to such required condition or and reduction in value as a result thereof.

8.     OWNERSHIP AND INSPECTION:

         a. The Equipment shall at all times remain the property of Lessor or its assigns. By this Agreement, Lessee acquires no ownership rights in the Equipment. Lessor may affix (or require Lessee to affix) tags, decals, or plates to the Equipment indicating Lessor's ownership, and Lessee shall not permit their removal or concealment. At the termination of this Agreement, Lessee may remove said tags, decals, or plates from the Equipment.


                                                                 Initial: /s/ MP

         b. LESSEE SHALL KEEP THE EQUIPMENT AND LESSEE'S INTEREST UNDER THIS AGREEMENT FREE AND CLEAR OF ALL LIENS AND ENCUMBRANCES,
EXCEPT THOSE PERMITTED BY LESSOR OR ITS ASSIGNS.

         c. Lessor, its assigns and their agents, upon reasonable prior notice to Lessee, shall have free access to the Equipment at all reasonable times during normal business hours for the purpose of inspecting the Equipment and for any other purpose contemplated in this Agreement.

         d. Lessee shall immediately notify Lessor in writing of all details concerning any damage or loss to the Equipment arising from the alleged or apparent improper manufacture, functioning, or operation of the Equipment.

9.       WARRANTIES:

         a. LESSEE ACKNOWLEDGES THAT LESSOR HAS NOT MADE ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, WARRANTIES RELATING TO ANY OF THE FOLLOWING: (i) THE DESCRIPTION, CONDITION, DESIGN, QUALITY OR PERFORMANCE OF THE EQUIPMENT;
(ii) ITS MERCHANTABILITY OR FITNESS OR SUITABILITY FOR PARTICULAR PURPOSE WHETHER OR NOT DISCLOSED TO LESSOR; AND, (iii) DELIVERY OF THE EQUIPMENT FREE OF THE RIGHTFUL CLAIM OF ANY PERSON BY WAY OF INFRINGEMENT OR THE LIKE. LESSOR EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES. LESSOR SHALL HAVE NO LIABILITY TO LESSEE FOR ANY CLAIM, LOSS, OR DAMAGE OF ANY KIND OR NATURE WHATSOEVER, INCLUDING SPECIAL OR CONSEQUENTIAL DAMAGES.

         b. Lessor hereby assigns to Lessee all assignable warranties on the Equipment, as described in Lessor's purchase contract which assignment shall be effective so long as this Agreement remains in effect (and if a purchase option is exercised, such assignment shall become absolute).

10.      NET LEASE; LESSEE'S OBLIGATIONS ABSOLUTE AND UNCONDITIONAL:

         This Agreement is a "net lease" and, as between Lessor and Lessee, Lessee shall be responsible for all costs, expenses, and claims of every nature whatsoever arising out of or in connection with or related to this Agreement or the Equipment (such as, but not limited to, transportation in and out, packing, installation, deinstallation, shipping, and other such charges).

         Lessee agrees that its Monthly Rental and other obligations hereunder shall be irrevocable, independent, absolute, and unconditional and shall not be subject to any abatement, reduction, recoupment, defense, offset or counterclaim otherwise available to Lessee against Lessor; nor, except as otherwise expressly provided herein or as agreed to by Lessor in writing, shall this Agreement terminate for any reason whatsoever prior to the end of the Initial Period.

                                                                 Initial: /s/ MP

11.      ASSIGNMENT:

         a. LESSEE MAY NOT ASSIGN THIS AGREEMENT OR ANY OF ITS RIGHTS HEREUNDER OR SUBLEASE THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, which consent shall not be unreasonably withheld, except that Lessee may, without obtaining such consent, assign the Agreement or sublease the Equipment to any parent or subsidiary corporation, or to a corporation which shall have acquired all or substantially all of the property of Lessee by merger, consolidation or purchase. NO PERMITTED ASSIGNMENT OR SUBLEASE SHALL RELIEVE LESSEE OF ANY OF ITS OBLIGATIONS HEREUNDER.

         b. Lessor may sell and assign its rights and interests in any Equipment and in any Equipment Schedule hereunder, to another party ("Lessor's Assignee") either outright or as collateral security for loans. Upon notice of any such assignment and instructions from Lessor, Lessee shall pay its Monthly Rental and perform its other obligations hereunder to the Lessor's Assignee, (or to another party designated by Lessor's Assignee). Upon any such sale or assignment LESSEE'S OBLIGATIONS TO LESSOR'S ASSIGNEE UNDER THE ASSIGNED EQUIPMENT SCHEDULE SHALL BE ABSOLUTE AND UNCONDITIONAL AND LESSEE WILL NOT ASSERT AGAINST LESSOR'S ASSIGNEE ANY CLAIM, DEFENSE OR COUNTERCLAIMS WHICH LESSEE MIGHT HAVE AGAINST LESSOR. Lessor's Assignee shall have all of the rights but none of the obligations of Lessor under this Agreement Notwithstanding any assignment by Lessor, Lessor's Assignee shall not be deemed to have assumed or to be obligated to perform any of the obligations of Lessor, and Lessor shall remain liable for the performance of Lessor's obligations under this Agreement

         In connection with any assignment by Lessor of its interest in the Equipment of this Agreement, Lessee acknowledges that the assignment will not materially change the duty of or materially increase the burden or risk imposed on Lessee; and Lessee waives its right, if any, to demand Lessor's Assignee to comply with the provisions of Utah Uniform Commercial Code Leases, Section 7OA-2a-303(2) (as it now exists or hereafter modified) dealing with adequate assurance and assumption requirements, among other things.

         Upon any such assignment, Lessee agrees to execute (i) any document reasonably requested by Lessor acknowledging such assignment and affirming to Lessor's Assignee basic provisions of this Agreement and the Equipment Schedule, and (ii) UCC-1 precautionary filings reasonably requested.

         Only one executed counterpart of any Equipment Schedule shall be marked "Original"; any other executed counterparts shall be marked "Duplicate Original" or "Counterpart". No security interest in any Equipment Schedule may be created through the transfer and possession of any counterpart other than the "Original".



                                                                 Initial: /s/ MP

12.      RISK OF LOSS ON LESSEE:

         From and after the date the Equipment is delivered to Lessee and until the Equipment is returned to Lessor as provided in the Agreement, Lessee shall bear all risk of loss, damage, theft, or destruction to the Equipment howsoever caused. If any item of Equipment is rendered unusable as a result of any physical damage to or destruction of the Equipment or if any item of Equipment is lost or stolen, then:

         a. Lessee shall give Lessor immediate notice thereof, and this Agreement as to such item shall continue in full force and effect without any abatement of any Monthly Rental. Lessee shall determine and notify Lessor, within fifteen (15) days after the date of occurrence of such damage or destruction, whether such item of Equipment can be repaired.

         b. If Lessee determines that such item of Equipment can be repaired, Lessee shall cause such item of Equipment to be promptly repaired.

         c If Lessee determines that the item of Equipment cannot be repaired or if the item of Equipment is lost or stolen, then at Lessor's option, Lessee shall either (i) at its expense promptly replace such item of Equipment with like equipment having a comparable or greater value and convey title to such replacement to Lessor free and clear of all liens and encumbrances, whereupon this Lease shall continue in full force and effect as though such loss, damage, theft, or destruction had not occurred,; or (ii) pay Lessor an amount equal to the Casualty Loss Value of the item of Equipment determined under any Casualty Loss Schedule attached to the Equipment Schedule, or if none is attached, then an amount equal to the replacement cost of such item of Equipment.

         All proceeds of insurance received by Lessor or Lessee under any insurance policy shall be applied toward the cost of any such repair of replacement

13.      INSURANCE:

         During the continuance of this Agreement as to each Equipment Schedule, Lessee, at its expense, shall keep in effect (i) an all risk casualty insurance policy covering the Equipment designated in such Equipment Schedule that includes, without limitation, coverage against extended coverage risks, vandalism, theft, and malicious mischief, for amounts not less than the Casualty Loss Value of the item of Equipment determined under any Casualty Loss Schedule attached to the Equipment Schedule, or if none is attached, then for amounts not less than the replacement cost of each item of Equipment with Lessor and its assigns designated as additional insured and loss payees under such policy; and
(ii) a comprehensive general liability policy in amounts acceptable to Lessor and that designates Lessor and its assigns as co-insured. All such insurance policies shall be with licensed insurance companies acceptable to Lessor; shall prohibit cancellation or modification thereof without at least thirty (30) days prior written notice to Lessor; shall be evidenced whether by certificates of insurance or other written evidence acceptable by Lessor; and shall provide that as to Lessor, its successors, and assigns, the

                                                                 Initial: /s/ MP
insurance shall not be invalidated by any act, omission, or neglect of Lessee. Lessee shall be responsible for paying any deductibles on such policies.

14.      INDEMNIFICATION:

         Except for the gross negligence or willful misconduct of Lessor or as otherwise provided herein, Lessee shall indemnify Lessor against and hold Lessor harmless of and from any and all claims (including without limitation, claims involving strict or absolute liability), actions, suits, proceedings, costs, expenses (including a reasonable attorneys fee incurred by Lessor either in enforcing this indemnity or in defending against such claims), damages and liabilities at law or in equity, arising out of, connected with or resulting from this Agreement or the Equipment (including without limitation the delivery, possession, use, operation, condition, lease, return, storage, or disposition thereof). For purposes of this paragraph, the term "Lessor" shall include Lessor, its successors and assigns, shareholder, directors, officers, representatives and agents, and the provisions of this paragraph shall survive expiration of the Agreement with respect to events occurring prior thereto.

15.      EVENTS OF DEFAULT:

         The occurrence of any one or more of the following events (each an "Event of Default") shall constitute a default under this Agreement:

         a. Lessee fails to pay any Monthly Rental when the same becomes due and such failure shall continue uncured for ten (10) days after written notice thereof is given to Lessee;

         b. Except as expressly provided herein, Lessee attempts to, or does, remove, sell, assign, transfer, encumber, sublet, or part with possession of any one or more items of the Equipment, or any interest under this Agreement, except as expressly permitted herein.

         c. Through the act or omission of Lessee, any item of Equipment is subject to any levy, seizure, attachment, assignment, or execution; or Lessee abandons any item of Equipment.

         d. Lessee fails to observe or perform any of the other obligations required to be observed or performed by Lessee thereunder and such failure shall continue uncured for thirty (30) days after written notice thereof is given to Lessee; and Lessor has failed to grant Lessee a subsequent thirty (30) day extension when requested by Lessee to do so in writing.

         e. Lessee's representations and warranties made in this Agreement or in connection herewith shall be false or misleading in any material respect.

         f. Lessee ceases doing business as a going concern, makes an assignment for the benefit of creditors, is insolvent, admits in writing its inability to pay its financial obligations as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files

                                                                 Initial: /s/ MP
a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation or files an answer admitting the material allegation of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of it or of all or any substantial part of its assets or properties, or if it or its shareholders shall take any action looking to its dissolution or liquidation.

         g. Within sixty (60) days after the commencement of any proceedings against Lessee seeking reorganization, arrangement, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within sixty
(60) days after the appointment without Lessee's consent or acquiescence of any trustee, receiver, or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated.

16.      REMEDIES:

         Upon the occurrence of any Event of Default, Lessor shall have the option, with or without giving notice to Lessee, to do any one or more of the following, provided, however, that in no event shall Lessor be entitled to exercise one of the following remedies in conjunction within its exercise of any other remedy if the affect thereof would be to provide a duplicative recovery to Lessor;

         a. Lessor may enforce this Agreement according to its terms;

         b. Lessor may advance funds on Lessee's behalf to cure the Event of Default, whereupon Lessee shall immediately reimburse Lessor therefor, together with late charges accrued thereon.

         c Lessor may refuse to deliver the Equipment to Lessee;

         d. By notice to Lessee, Lessor may terminate this Agreement as to any or all Equipment Schedules;

         e. Lessee shall remain fully liable for and shall pay Lessor for (i) all sums due and payable under the Equipment Schedule for all periods up to and including the date on which Lessor has declared this Agreement to be in default;
(ii) all costs and expenses incurred by Lessor on account of such default, including, but no limited to, all court costs and reasonable attorney's fees; and, (iii) all reasonable damages as provided by law (collectively "Lessor's Damages").

         f. Whether or not this Lease is terminated as to any or all Equipment Schedules, Lessor may (i) take possession of any or all of the Equipment listed on any or all Equipment Schedules, wherever situated and for such purpose, Lessor may enter upon any Lessee's premises without any


                                                                 Initial: /s/ MP
court order and without liability for so doing (Lessee hereby waives any action for trespass or damages by reason of such entry or taking possession); (ii) cause Lessee (and Lessee hereby agrees) to assemble the Equipment and either make it available to Lessor at a place designated by Lessor or return it to Lessor as provided in this Agreement.

         g. Lessor may sue for and recover all rents and other payments that accrue after the occurrence of the Event of Default, as the same become due.

         h. Lessor may recover from Lessee, as liquidated damages ("Liquidated Damages") for loss of a bargain and not as a penalty, an amount equal to the present value of all future Monthly Rentals to be paid by Lessee during the remainder of the Initial Period or any Automatic Renewal Period then in effect discounted at the rate of seven percent (7%) per annum, which payment shall become immediately due and payable.

         i. Lessor may sell, dispose of, hold, use, or lease any Equipment as Lessor in its sole discretion may determine without any duty, except as provided below, to account to Lessee. Lessor may purchase at any such sale, and Lessor shall not be obligated to give preference to the sale, lease, or other disposition of the Equipment over the sale, lease, or other disposition of similar equipment owned or leased by or through Lessor.

         If Lessee shall have paid to Lessor all of the Liquidated Damages, then Lessor shall pay to Lessee, promptly after receipt thereof, all rentals or proceeds received from (a) the reletting of the Equipment during the remainder of the Initial Period or the Automatic Renewal Period then in effect (after deduction of an amount equal to all Lessor's Damages); or (b) any sale of the Equipment occurring during the remainder of the Initial Period or Automatic Renewal Period then in effect less an amount equal to the estimated fair market value of the Equipment at the end of the Initial Period or Automatic Renewal Period then in effect (after deduction of an amount equal to all Lessor's Damages), said amount never to exceed the amount of the Liquidated Damages paid by Lessee. Any remaining amounts from reletting or sale shall be retained by Lessor.

         Lessor may exercise any and all rights and remedies available at law or in equity, including those available under the Uniform Commercial Code (including the section thereof dealing with Leases) as enacted in Utah or in any state in which the Equipment is located; or other applicable law.

         The right and remedies afforded the Lessor hereunder shall not be deemed to be exclusive, but shall be in addition to any rights or remedies provided by law. Lessor's failure to promptly enforce any right hereunder shall not operate as waiver of such right, and Lessor's waiver of any default shall not constitute a waiver of any subsequent or other default. Lessor may accept late payments or partial payments of amount due under this Agreement and may delay enforcing any of Lessor's rights hereunder without losing or waiving any of Lessor's rights under this Agreement




                                                                 Initial: /s/ MP

17.      TAX OWNERSHIP:

         This Agreement is entered into on the basis that: Lessor shall be the owner of the Equipment for federal and state income tax purposes and entitled to such deductions, credits, and other benefits as are provided an owner of personal property, including but not limited to the maximum Modified Accelerated Cost Recovery System deductions ("depreciation") for the MACRS Property Class life under the Internal Revenue Code of 1986 ("Code"); and interest paid or accrued with respect to any loan made to or assumed by Lessor or its assigns to finance the purchase of the Equipment (collectively referred to herein as the "Tax Benefits").

         If, with respect to any item of Equipment, Lessor or its assigns shall not have or shall lose the right to claim all or any portion of the Tax Benefits or if all or any portion of the Tax Benefits shall be disallowed or recaptured (hereinafter referred to as "Tax Benefit Loss") due to the acts or omission of Lessee, then the following provisions shall be applicable:

18.      COVENANT OF QUIET POSSESSION:

         Lessor agrees that so long as no Event of Default has occurred and is continuing, Lessee shall be entitled to quietly possess the equipment subject to and in accordance with the terms and conditions of this Agreement.

19.      GENERAL:

         a. Integration: All schedules or riders to this Agreement, Equipment Schedules executed hereunder, schedules or riders attached to Equipment Schedules, other documents referred to in Equipment Schedules, and Acceptance Certificates,whether they are signed before, on, or after the date of this Agreement, are incorporated into this Agreement by this reference. Such documents appertaining to any Equipment Schedule and this Agreement constitute the entire agreement between the parties with respect to the items of Equipment listed on such Equipment Schedule.

         b. Modification: This Agreement may not be amended or modified except by writing, signed by a duly authorized representative of each party, but no such amendment or modification needs further consideration to be binding. Notwithstanding the foregoing, Lessee authorizes Lessor to amend any Equipment Schedule to identify more accurately the Equipment (including without limitation, supplying serial numbers or other identifying data), and such amendment shall be binding on Lessor and Lessee unless Lessee objects thereto within fifteen (15) days after receiving notice of the amendment from Lessor.

         c. Interpretation: The provisions of this Agreement shall be deemed to be independent and severable. The invalidity or partial invalidity of any one provision or portion of this Agreement under the laws of any jurisdiction shall not affect the validity or enforceability of

                                                                 Initial: /s/ MP
any other provision of this Agreement. The captions and headings set forth herein are for convenience of reference only and shall not define or limit any of the terms hereof.

         d. Notices: Notices hereunder shall be in writing and addressed to the other party at the address herein or such other address provided by notice hereunder and shall be effective: (i) upon the next business day, if sent by guaranteed overnight express service (such as Federal Express); (ii) on the same day, if personally delivered; or (iii) three (3) days after mailing if sent by certified or registered U.S. Mail, postage prepaid and addressed to the other party.

         e. Governing Law: This Lease shall be governed by and shall be interpreted pursuant to the laws of the State of Utah.

         LESSEE HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY. THIS LEASE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN LESSEE AND LESSOR (OR ANY ASSIGNEE OF LESSOR) RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN LESSEE AND LESSOR (OR ITS ASSIGNEE). THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS LEASE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS LEASE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         f. Binding Effect: The provision of this Agreement shall inure to the benefit of and shall bind Lessor and Lessee and their respective permitted successors and assigns.

         g. Financing Statements: Lessee shall sign and deliver to Lessor one or more financing statements, supplements thereto, and other instruments in order to establish, perfect, extend, and/or enforce the parties' interest in the Equipment and under this Agreement. Lessee shall pay all costs of filing such statements. A photocopy of this Agreement shall be sufficient as, and may be filed as, an original financing statement. If Lessee defaults hereunder, then Lessor shall automatically be constituted as Lessee's attorney-in-fact for the purpose of carrying out the provision of this paragraph.


                                                                 Initial: /s/ MP

         h. Opinion of Counsel: Upon request, Lessee shall provide to Lessor an opinion of its counsel as to Lessee's legal standing, the authorization and execution of this Agreement and other documents the enforceability of its Agreement against Lessee, and other matters reasonably requested.

         i. Audited Financial Statements: Upon request, Lessee shall provide to Lessor a copy of its annual audited financial statements and any quarterly financial statements whether audited or unaudited.

         j. Provisional Security Interest: In the event a court of competent jurisdiction or their governing authority shall determine that this Agreement is not a "true lease" or that Lessor (or its assigns) does not hold legal title to or is not the Owner of the Equipment, then this , Agreement shall be deemed to be a security agreement with Lessee, as debtor, having granted to Lessor, as secured party, a security interest in the Equipment effective the date of this Agreement; and Lessor shall have all of the rights, privileges, and remedies of a secured party under the Utah Uniform Commercial Code.

         k. As to new Equipment, Lessee acknowledges that Lessee ordered the Equipment from the supplier thereof, and either (a) Lessee received a copy of the contract by which Lessor acquired the Equipment, or (b) Lessor has informed Lessee in writing of (i) the identity of the supplier, (ii) that Lessee may have rights under said contract and may be entitled, under the version of Uniform Commercial Code Article A ("UCC2A") as in effect in the state specified in
Section 11, to the benefit of warranties provided to Lessor by said supplier, and (iii) that Lessee may and should contact the supplier to receive an accurate and complete description of such rights including any disclaimers or limitations on them or of the remedies thereunder. Lessee makes this acknowledgment so that each such Schedule shall qualify as and be a "finance lease" under UCC2A.

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Agreement on the day and year first above written.

LESSOR:           Pacific Financial Company
                  by Amembal Capital Corporation, General Partner

By:
                  ----------------------------------

Title:
                  ----------------------------------

LESSEE:           Eye Care Centers of America, Inc.

By:               /s/ Mark Pearson
                  ----------------------------------

Title:                      CFO
                  ----------------------------------


                                                                 Initial: /s/ MP

                                                                 Initial: /s/ MP

                               EQUIPMENT SCHEDULE


                                LEASE NO. ECC0897
                            EQUIPMENT SCHEDULE NO. 3


                          SCHEDULE DATE: August 12,1997

To Master Lease Agreement dated August 12, 1997 between Pacific Financial Company as Lessor, and Eye Care Centers of America, Inc. as Lessee.

1.       Equipment:

                  An Equipment described on Exhibit A attached hereto together with all parts, accessories, attachments, substitutions, repairs, improvements and replacements and any and all proceeds thereof, including without limitation, insurance proceeds.

2.       Equipment Location:       See Exhibit A attached hereto and made a part
                                   hereof for the location(s) of the Equipment


3.       Equipment Cost: $508,294.50

4.       Acceptance Date: August 12, 1997

5.       Commencement Date: September 1, 1997

6.       Initial Period: forty-eight (48) months from Commencement Date.

7. Monthly Rental: Lessee shall make monthly rental payments of $12,309.16, (plus applicable sales/use tax, if any) payable first in advance, to the Lessor. Lessee shall pay interim rent based on a pro-rata portion of the Monthly Rental, calculated a 30-day basis for the period between the Acceptance Date and the Commencement Date. Lessor reserves the right to increase the Daily Interim Rent Amounts and the monthly rent Payments as of each Purchase Price Payment, proportionately to any increase weekly average of the interest rates of the four (4) year U.S. Treasury Constant Maturities as published in the August 11, 1997 Wall Street Journal at a rate of 6.21. As of the Commencement Date, the monthly rent Payments would be fixed for the entire term. As soon as practicable thereafter, Lessor shall provide Lessee with written notice of any increase in the Monthly Rental and the Daily Interim Rent Amounts. Lessor's calculations shall be conclusive absent manifest error.


                                                                 Initial: /s/ MP

8. End of Term Options: At the end of the Initial Period, the Lessee shall have the following options:

         a) Purchase all, but not less than all of the Equipment for ten percent (10%) of original Equipment Cost, or its then Fair Market Value, whichever is greater, or

         b) Renew the Lease for an additional twelve (12) month period ("Renewal Period"). The Monthly Rental amount during the Renewal Period shall be one half (1/2) of the Monthly Rental payments during the Initial Period as outlined above. At the end of the Renewal Period the Lessee shall have the following options: (i) purchase all, but not less than all, of the Equipment for its then Fair Market Value; (ii) renew the Lease for another twelve (12) month period at the same Monthly Rental as the previous Renewal Period; or (iii) return the Equipment to Lessor.

9. Representation of Lessee: Lessor and Lessee agree that this Equipment Schedule constitutes a "true lease" under the Utah Uniform Commercial Code - Leases, in that (a) Lessee has selected the Equipment in its sole discretion, (b) Lessor has acquired the Equipment solely for purposes of leasing such Equipment under this Equipment Schedule, and/or (c) Lessee has received a copy of the contract evidencing Lessor's purchase of the Equipment.

10. Master Lease: This Equipment Schedule No. 3 is issued pursuant to the Master Lease Agreement identified herein. All of the terms and conditions of the Master Lease Agreement are hereby incorporated herein and made a part hereof as if such terms and conditions were set forth herein. By their execution and delivery of this Equipment Schedule, the parties hereby reaffirm all of the terms and conditions of the Master Lease Agreement, except to the extent, if any, modified hereby.

         This is Counterpart No. 1 of 1 serially numbered, manually executed counterparts. To the extent that this document constitutes chattel paper under the Uniform Commercial Code, no security interest is this document may be created through the transfer and possession of any counterpart other than Counterpart No. 1.

LESSOR: Pacific Financial Company      LESSEE: Eye Care Centers of America, Inc.
by Amembal Capital Corporation,
General Partner

BY:                                    BY:  /s/ Mark Pearson
   ------------------                       ----------------------

TITLE:                                 TITLE:           CFO
   ------------------                       ----------------------

                                                                 Initial: /s/ MP

                                    EXHIBIT A

LEASE NO. ECC0897                                                 SCHEDULE NO. 3

Equipment Description:              All Equipment described herein,
                                    together with all parts, accessories,
                                    attachments, substitutions, repairs,
                                    improvements, and replacements and any all proceeds thereof, including, without limitation, insurance proceeds.

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #145; WESTROADS MALL
                                    10,000 CALIFORNIA ST. #315
                                    OMAHA, NE 68114

Quantity Description
1                 UOC Mini II: S/N:
1                 UV Cure Unit: S/N: 718

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #146; OAKVIEW MALL
                                    3001 S.144TH ST. #1022
                                    OMAHA, NE 68114

Quantity Description
1                 UOC Mini II: S/N: 1502
1                 UV Cure Unit: S/N: 719

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #144; CROSSROADS MALL
                                    7300 DODGE ST. #139
                                    OMAHA, NE 68114

Quantity Description
1                 UOC Mini II: S/N: 1505
1                 UV Cure Unit: S/N: 717

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #166; EAST HILLS SHOPPING
                                    CENTER 3702 FREDRICK BLVD., SP. 12
                                    ST. JOSEPH, MO 64506

Quantity Description
1                 UOC Mini II: S/N: 1497
1                 UV Cure Unit: S/N: 724




                                                                 Initial: /s/ MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #154; WARD PARKWAY CENTER
                                    8600 WARD PARKWAY, SP.2350
                                    KANSAS CITY, MO 64114

Quantity Description
1                 UOC Mini II: S/N: 1498
1                 UV Cure Unit: S/N: 723

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #151; 267 METRO N. MALL
                                    SP. 117
                                    KANSAS CITY, MO 64155

Quantity Description
1                 UOC Mini II: S/N: 1499
1                 UV Cure Unit: S/N: 721

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #169; BANNISTER MALL
                                    5600 E. BANNISTER, STE. 286
                                    KANSAS CITY, MO 64137

Quantity Description
1                 UOC Mini II: S/N: 1489
1                 UV Cure Unit: S/N: 716

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #58; BOISE TOWN SQUARE
                                    350 N. MILWAUKEE STE. 1005
                                    BOISE, ID 83788

Quantity Description
1                 UOC Mini II: S/N: 1396
1                 UV Cure Unit: S/N: 621

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #162; MAGIC VALLEY MALL
                                    1485 POLE LINE RD. STE. 229
                                    TWIN FALLS, ID  83301

Quantity Description
1                 UOC Mini II: S/N: 1400
1                 UV Cure Unit: S/N: 622





                                                                 Initial: /s/ MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #167; SILVER LAKE PLAZA
                                    255 W. CANFIELD AVE.
                                    COEUR D'ALENE, ID 83814

Quantity Description
1                 UOC Mini II: S/N: 1382
1                 UV Cure Unit: S/N: 625

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #227; GREAT NORTHERN MALL
                                    600 GREAT NORTHERN MALL
                                    NORTH OLMSTED, OH  44070

Quantity Description
1                 UOC Mini II: S/N: 1428
1                 UV Cure Unit: S/N: 632

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #229; GREAT LAKES MALL
                                    7850 MENTOR AVE. #368
                                    MENTOR, OH 44060

Quantity Description
1                 UOC Mini II: S/N: 1430
1                 UV Cure Unit: S/N: 626

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #230; PARMATOWN MALL &
                                    PLAZA
                                    7972 DAY DR.
                                    PARMA, OH 44129

Quantity Description
1                 UOC Mini II: S/N: 1405
1                 UV Cure Unit: S/N: 619

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #231; RANDALL PARK MALL
                                    1161 RANDALL PARK MALL
                                    NORTH RANDALL, OH 44125

Quantity Description
1                 UOC Mini II: S/N: 1407
1                 UV Cure Unit: S/N: 634

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #232; RICHMOND MALL
                                    691 RICHMOND RD.
                                    RICHMOND HEIGHTS, OH 44143

                                                                 Initial: /s/ MP

Quantity Description
1                 UOC Mini II: S/N: 1388
1                 UV Cure Unit: S/N: 623

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #235; EUCID SQUARE MALL
                                    256 EUCID SQUARE MALL
                                    EUCID, OH 44113

Quantity Description
1                 UOC Mini II: S/N: 1406
1                 UV Cure Unit: S/N: 590

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #236; MIDWAY MALL
                                    3547 MIDWAY MALL
                                    ELYRIA, OH 44035

Quantity Description
1                 UOC Mini II: S/N: 1432
1                 UV Cure Unit: S/N: 635

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #237; CHAPEL HILL
                                    2000 BRITTAIN RD. STE. 601
                                    AKRON, OH 44310

Quantity Description
1                 UOC Mini II: S/N: 1404
1                 UV Cure Unit: S/N: 627

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #238; ROLLING ACRES MALL
                                    2400 ROMIG RD.
                                    AKRON, OH 44322

Quantity Description
1                 UOC Mini II: S/N:1409
1                 UV Cure Unit: S/N: 639

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #37; HERITAGE PARK MALL
                                    6755 RENO ST.
                                    MIDWEST CITY, OK 73110

Quantity Description
1                 UOC Mini II: S/N: 1477
1                 UV Cure Unit: S/N: 695

                                                                 Initial: /s/ MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #39; SOONER FASHION MALL
                                    3459 W. MAIN ST.
                                    NORMAN, OK 73072

Quantity Description
1                 UOC Mini II: S/N: 1495
1                 UV Cure Unit: S/N: 712

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #131; QUAIL SPRINGS MALL
                                    2501 W. MEMORIAL RD., ST. 211
                                    OKLAHOMA CITY, OK 73134

Quantity Description
1                 UOC Mini II: S/N: 1493
1                 UV Cure Unit: S/N: 714

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #141; CROSSROADS MALL,
                                    ST. 1150
                                    7000 CROSSROADS MALL
                                    OKLAHOMA CITY, OK 73149

Quantity Description
1                 UOC Mini II: S/N: 1494
1                 UV Cure Unit: S/N:  715

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #198; NORTHPARK MALL
                                    1200 E. CTY LINE RD. ST. 259
                                    RIDGELAND, MS 39157

Quantity Description
1                 UOC Mini II: S/N: 1470
1                 UV Cure Unit: S/N: 689

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #199; METROCENTER MALL
                                    1210 METROCENTER, #113
                                    JACKSON, MS 39209

Quantity Description
1                 UOC Mini II: S/N: 1467
1                 UV Cure Unit: S/N: 690




                                                                 Initial: /s/ MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #225; TURTLE CREEK MALL
                                    1000 TURTLE CREEK DR. #450
                                    HATTIESBERG, MS 39402

Quantity Description
1                 UOC Mini II: S/N: 1474
1                 UV Cure Unit: S/N: 693

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #153; METCALF SOUTH S.C.
                                    MALL
                                    9587 METCALF
                                    OVERLAND PARK, KS 66212

Quantity Description
1                 UOC Mini II: S/N: 1500
1                 UV Cure Unit: S/N: 722

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #117; TOWNE EAST SQUARE
                                    7700 E. KELLOGG
                                    WICHITA, KS 67207

Quantity Description
1                 UOC Mini II: S/N: 1491
1                 UV Cure Unit: S/N: 710

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #118; TOWNE WEST SQUARE
                                    4600 W. KELLOGG
                                    WICHITA, KS 67209

Quantity Description
1                 UOC Mini II: S/N: 1492
1                 UV Cure Unit: S/N: 711

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #226; MISSION CENTER
                                    4801 JOHNSON DR. #120
                                    MISSION CENTER, KS 66205

Quantity Description
1                 UOC Mini II: S/N: 1529
1                 UV Cure Unit: S/N: 749

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #152; OAK PARK MALL
                                    11383 WEST 95TH ST.
                                    OVERLAND PARK, KS 66214

                                                                 Initial: /s/ MP

Quantity Description
1                 UOC Mini II: S/N: 1496
1                 UV Cure Unit: S/N: 713

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #57; HERITAGE MALL
                                    2169 14TH AVE. SE
                                    ALBANY, OR 97321

Quantity Description
1                 UOC Mini II: S/N: 1395
1                 UV Cure Unit: S/N: 612

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #59; ROGUE VALLEY
                                    MALL
                                    1600 N. RIVERSIDE
                                    MEDFORD, OR 97501

Quantity Description
1                 UOC Mini II: S/N: 1394
1                 UV Cure Unit: S/N: 616

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #81; LLOYD CENTER
                                    1006 LLOYD CTR.
                                    PORTLAND, OR 97232

Quantity Description
1                 UOC Mini II: S/N: 1398
1                 UV Cure Unit: S/N: 606

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #140; VALLEY RIVER
                                    CTR.
                                    249 VALLEY RIVER CTR.
                                    EUGENE, OR 97401

Quantity Description
1                 UOC Mini II: S/N: 1397
1                 UV Cure Unit: S/N: 614

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #175; LANCASTER MALL
                                    831 LANCASTER DR. NE
                                    SALEM, OR 97301

Quantity Description
1                 UOC Mini II: S/N: 1399
1                 UV Cure Unit: S/N: 618

                                                                 Initial: /s/ MP

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #176; CLACKAMAN TOWN
                                    CTR.
                                    10000 SE 82ND AVE.
                                    PORTLAND, OR 97266

Quantity Description
1                 UOC Mini II: S/N: 1431
1                 UV Cure Unit: S/N:  629

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #178; BEAVERTON MALL
                                    3275 SW CEDAR HILLS BLVD.
                                    BEAVERTON, OR 97005

Quantity Description
1                 UOC Mini II: S/N: 1390
1                 UV Cure Unit: S/N: 611

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #179; CASCADE PLAZA
                                    SUITE A-6
                                    BEAVERTON, OR 97005

Quantity Description
1                 UOC Mini II: S/N: 1393
1                 UV Cure Unit: S/N: 613

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #181; JANTZEN BEACH
                                    CTR.
                                    1255 JANTZEN BEACH CTR.
                                    PORTLAND, OR 97217

Quantity Description
1                 UOC Mini II: S/N: 1385
1                 UV Cure Unit: S/N: 620

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #182; BINYONS
                                    EYEWORLD DOWNTOWN
                                    803 SW MORRISON ST.
                                    PORTLAND, OR  97205

Quantity Description
1                 UOC Mini II: S/N: 1401
1                 UV Cure Unit: S/N: 624





                                                                 Initial: /s/ MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #251;
                                    TANASBOURNE TOWN CTR.
                                    18070 EVERGREEN PKWY.
                                    BEAVERTON, OR  97006

Quantity Description
1                 UOC Mini II: S/N: 1429
1                 UV Cure Unit: S/N: 637




                                                                 Initial: /s/ MP

RIDER NO. 1
TO EQUIPMENT SCHEDULE NO. 3
TO MASTER LEASE AGREEMENT NO. ECC0897

LESSEE: Eye Care Centers of America, Inc. LESSOR: Pacific Financial Company
        11103 West Avenue                         420 E. South Temple, Suite 240
        San Antonio, TX  78213                    Salt Lake City, UT  84111


                           EARLY TERMINATION AGREEMENT


Provided that no Event of Default shall have occurred and be continuing, Lessee shall have the option, which shall not be assignable, to cancel the Lease ("Early Termination Option") and return the Equipment to the Lessor in accordance with the General Return Provisions outlined in Rider No. 1 attached hereto and incorporated herein by reference, effective as of the calendar day which falls exactly twenty-four (24) months after the Commencement Date ("Option Date") of the Lease, so long as the following conditions are satisfied as of the Option Date:

         1. Lessee shall have paid to Lessor on or prior to the Option Date (i) all rental payments due under the Lease as of the Option Date, (ii) all property taxes on the Equipment attributable to lien dates occurring on or prior to the Option Date, and (iii) all other amounts duo Lessor as of the Option Date.

         2. Lessee shall have notified Lessor, via certified mail, of its election to exercise the Early Termination Option, addressing such notice to the attention of LONI LOWDER AT PACIFIC FINANCIAL COMPANY not less than three hundred sixty-five (365) days prior to the Option Date. (Lessor shall have no obligation to notify Lessee further of the opportunity to exercise this Early Termination Option.)

         3. Lessee shall have paid, in addition to the monthly rentals in (1) above, a cancellation fee equal to forty-two and seven tenths percent (42.7%) of the original cost of the Equipment to Lessor, and at Lessee's risk and expense shall have loaded the Equipment, property packed for shipment, on board the carrier and delivered to the location as Lessor shall specify, all to be completed on or before the Option Date. As of the Option Date, the Lessee shall also provide Lessor with a Letter of Maintainability from the manufacturer of the Equipment, which letter shall state that the Equipment will be eligible for the manufacturer's standard maintenance contract when sold or leased to a third party.

         In the event that Lessee elects to exercise the Early Termination Option as set forth herein (and provided that all of the conditions set forth have been met), the Lease shall

                                                                 Initial: /s/ MP
         be terminated and Lessee shall have no further obligations to pay rent to Lessor under the Lease. In the event that Lessee does not exercise the Early Termination Option as of the Option Date (or in the event that the conditions as set forth herein have not been met) the Lease shall continue in full force and effect



DATE:   August 12, 1997                      DATE:
        --------------------------------          ------------------------------
LESSEE: Eye Care Centers of America, Inc.    LESSOR: Pacific Financial Company
                                             by Amembal Capital Corporation,
                                             General Partner

By:  /s/ Mark Pearson                        By:
     -----------------------------------        --------------------------------
Its:     CFO                                 Its:
     -----------------------------------        --------------------------------


                                                                 Initial: /s/ MP

                                   RIDER NO.2
                           TO EQUIPMENT SCHEDULE NO. 3
                      TO MASTER LEASE AGREEMENT NO. ECC0897

LESSEE:  Eye Care Centers of America, Inc.    LESSOR: Pacific Financial Company
         11103 West Avenue                    420 E. South Temple, Suite 240
         San Antonio, TX  78213               Salt Lake City, UT  84111


                            GENERAL RETURN PROVISIONS

In addition to the provisions of Section 7 of the Master Lease Agreement ("Lease"), and provided that the Lessee has elected to exercise its Early Termination Option contained in Rider No. I to Equipment Schedule No. 3 to Master Lease Agreement No. ECC0897 the Lessee shall, at Lessee's expense:


1. At least sixty (60) days and not more than ninety (90) days prior to expiration or earlier termination of the Lease, provide to Lessor a detailed inventory of all pieces and components of the Equipment. The inventory should include, but not be limited to, a listing of model and serial numbers for all pieces and components of the Equipment having serial or model numbers. For Equipment that cannot be identified by model and/or serial numbers, the Lessee, shall provide plans, drawings, detailed descriptions or other information adequately describing the Equipment;

2. at least ninety (90) days prior to the early termination of the Lease, upon receiving reasonable notice from Lessor, provide or cause the vendor(s) or manufacturer(s) of equipment, to provide to Lessor the following documents: (1) one set of service and operating manuals including replacements and/or additional thereto, such that all documentation is completely up-to-date; and (2) one set of documents, detailing equipment configuration, operating requirements, maintenance records, and other technical data concerning the set up and operation of the Equipment, including replacements and/or additions thereto, such that all documentation is completely up-to-date;

3. at least ninety (90) days prior to the early termination of the Lease, upon receiving reasonable notice from Lessor, make the Equipment available for on-site operational inspections by potential purchasers, and provide personnel, power and other operations requirements necessary to demonstrate electrical and mechanical systems for each applicable item of the Equipment and all fixtures and related equipment must be easily accessible;


                                                                 Initial: /s/ MP

4. at least ninety (90) days prior to the early termination of the Lease, cause the manufacturer's representative or a qualified equipment maintenance provider, acceptable to Lessor, to perform a comprehensive physical inspection, including viewing, examining and testing all material and workmanship of the Equipment; and if during such inspection, examination and testing, the authorized inspector finds any of the Equipment to be defective, or the Equipment not operating within the manufacturer's specifications, then the Lessee, shall repair or replace all such defective material and, after corrective measures are completed, the Lessee, will provide for a follow-up inspection of the Equipment by the authorized inspector as outlined in the preceding clause;

5. have each item of Equipment pertaining to all electronic/computer and mechanical related equipment, returned with an in-depth field service report detailing said inspection as in Section E of this Rider. The report shall certify that the Equipment has been properly inspected, examined and tested and is operating within the manufacturer's or other qualified service provider's (acceptable to Lessor) specifications;

6. have all Equipment reconditioned, refurbished or refinished so as to be in "as new condition" (subject to ordinary wear and tear). All Equipment will be cleaned and cosmetically acceptable, with no noticeable cracks, scratches or other visual or mechanical damage and in such condition so that it may be immediately installed and placed into use;

7. properly remove or treat all rust or corrosion, repair any water or other damage to wood components and repair any damage to stained or painted pieces (subject to ordinary wear and tear);

8. ensure all applicable food processing and preparation items of Equipment will be completely steam-cleaned and de-greased and all other Equipment will be completely cleaned and packaged according to manufacturer or qualified service provider recommendations upon redelivery;

9.       properly remove all markings installed by Lessee;

10. ensure all Equipment and equipment operations conform to all applicable local, state, and federal laws, health and safety guidelines;

11. the Equipment shall be de-installed and delivered to Lessor with all component parts in good operating condition (subject to ordinary wear and tear). All components must meet or exceed the manufacturer's minimum recommended specifications unless otherwise specified;


                                                                 Initial: /s/ MP

12. ensure the Equipment shall be mechanically structurally sound, capable of performing the functions for which the Equipment was originally designed, in accordance with the manufacturer's published and recommended specifications (subject to ordinary wear and tear);

13. provide for the de-installation, packaging, transporting, and certifying of the Equipment to include, but not be limited to, the following: (1) the manufacturer's representative or other qualified service provider acceptable to Lessor shall de-install all computer and POS related Equipment (including all wire, cable and mounting hardware) in accordance with the specifications of the manufacturer or qualified service provider; (2) each item of Equipment will be returned with a certificate of eligibility for such maintenance plan shall be transferable to another operator of the Equipment; (3) the Equipment shall be packed properly and in accordance with the manufacturer's or other qualified service provider's (acceptable to Lessor) recommendations; and (4) Lessee shall transport the Equipment in a manner consistent with the manufacturer's recommendations and practices;

14. upon sale of the Equipment to a third party, provide transportation to the location anywhere in the continental United States selected by Lessor;

15. obtain and pay for a policy of transit insurance for the redelivery period in an amount equal to the replacement value of the Equipment and Lessor shall be named as additional insured and the loss payee on all such policies of insurance;

16. have the Equipment reassembled and installed at the location to which it is redelivered in good operating condition and able to perform all functions for which the Equipment is redesigned, and

17. provide insurance and safe, secure storage for the Equipment for one hundred eighty (180) days after expiration or earlier termination of the lease at ten (10) accessible locations satisfactory to Lessor, subject to all terms and conditions of the Lease and the applicable Equipment Schedule other than the obligation to make rental payments in respect thereof.


DATE:     August 12, 1997                    DATE:
      ---------------------                       -----------------------------
LESSEE: Eye Care Centers of America, Inc.    LESSOR: Pacific Financial Company
                                             by Amembal Capital Corporation,
                                             General Partner

By: /s/ Mark Pearson                         By:
    ----------------------                      ------------------------------
Its:    CFO                                 Its:
    ----------------------                      ------------------------------

                                                                 Initial: /s/ MP

LESSOR:           PACIFIC FINANCIAL COMPANY

                                        EQUIPMENT: See Exhibit A attached hereto
                                        LEASE NUMBER: ECC0897
                                        SCHEDULE NO: 3
                                        DATE OF LEASE: August 12, 1997


LESSEE:           EYE CARE CENTERS OF AMERICA, INC.

                          ACKNOWLEDGMENT AND ACCEPTANCE
                             OF EQUIPMENT BY LESSEE


Lessee hereby acknowledges that the Equipment described above has been received in good condition and repair, has been properly installed, tested, and inspected, and is operating satisfactorily in all respects for all of Lessee's intended uses and purposes. Lessee hereby accepts unconditionally and irrevocably the Equipment.

By signature below, Lessee specifically authorizes and requests Lessor to make payment to the supplier of the Equipment. Lessee agrees that said Equipment has not been delivered, installed, or accepted on a trial basis.

WITH THE DELIVERY OF THIS DOCUMENT TO LESSOR, LESSEE ACKNOWLEDGES AND AGREES THAT LESSEE'S OBLIGATIONS TO LESSOR BECOME ABSOLUTE AND IRREVOCABLE AND LESSEE SHALL BE FOREVER ESTOPPED FROM DENYING THE TRUTHFULNESS OF THE REPRESENTATIONS MADE IN THIS DOCUMENT.

DATE OF ACCEPTANCE:                    LESSEE: Eye Care Centers of America, Inc.

August 12, 1997                        /s/  Mark Pearson, CFO
-------------------                    ----------------------


IMPORTANT: THIS DOCUMENT HAS           I HEREBY AUTHORIZE  N/A  TO ORALLY
LEGAL AND FINANCIAL                    VERIFY MY/OUR ACCEPTANCE OF THE ABOVE
CONSEQUENCES TO YOU.  DO NOT           REFERENCED EQUIPMENT IN MY ABSENCE.
SIGN THIS DOCUMENT UNTIL YOU HAVE
ACTUALLY RECEIVED ALL OF
THE EQUIPMENT AND ARE
COMPLETELY SATISFIED WITH IT.




                                                                 Initial: /s/ MP

                                    EXHIBIT A

LEASE NO. ECC0897                                                 SCHEDULE NO. 3

Equipment Description:              All Equipment described herein,
                                    together with all parts, accessories,
                                    attachments, substitutions, repairs,
                                    improvements, and replacements and any all proceeds thereof, including, without limitation, insurance proceeds.

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #145; WESTROADS MALL
                                    10,000 CALIFORNIA ST. #315
                                    OMAHA, NE 68114

Quantity Description
1                 UOC Mini II: S/N:
1                 UV Cure Unit: S/N: 718

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #146; OAKVIEW MALL
                                    3001 S.144TH ST. #1022
                                    OMAHA, NE 68114

Quantity Description
1                 UOC Mini II: S/N: 1502
1                 UV Cure Unit: S/N: 719

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #144; CROSSROADS MALL
                                    7300 DODGE ST. #139
                                    OMAHA, NE 68114

Quantity Description
1                 UOC Mini II: S/N: 1505
1                 UV Cure Unit: S/N: 717

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #166; EAST HILLS SHOPPING
                                    CENTER
                                    3702 FREDRICK BLVD., SP. 12
                                    ST. JOSEPH, MO 64506

Quantity Description
1                 UOC Mini II: S/N: 1497
1                 UV Cure Unit: S/N: 724




                                                                 Initial: /s/ MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #154; WARD PARKWAY CENTER
                                    8600 WARD PARKWAY, SP.2350
                                    KANSAS CITY, MO 64114

Quantity Description
1                 UOC Mini II: S/N: 1498
1                 UV Cure Unit: S/N: 723

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #151; 267 METRO N. MALL
                                    SP. 117
                                    KANSAS CITY, MO 64155

Quantity Description
1                 UOC Mini II: S/N: 1499
1                 UV Cure Unit: S/N: 721

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #169; BANNISTER MALL
                                    5600 E. BANNISTER, STE. 286
                                    KANSAS CITY, MO 64137

Quantity Description
1                 UOC Mini II: S/N: 1489
1                 UV Cure Unit: S/N: 716

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #58; BOISE TOWN SQUARE
                                    350 N. MILWAUKEE STE. 1005
                                    BOISE, ID 83788

Quantity Description
1                 UOC Mini II: S/N: 1396
1                 UV Cure Unit: S/N: 621

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #162; MAGIC VALLEY MALL
                                    1485 POLE LINE RD. STE. 229
                                    TWIN FALLS, ID  83301

Quantity Description
1                 UOC Mini II: S/N: 1400
1                 UV Cure Unit: S/N: 622





                                                                 Initial: /s/ MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #167; SILVER LAKE PLAZA
                                    255 W. CANFIELD AVE.
                                    COEUR D'ALENE, ID 83814

Quantity Description
1                 UOC Mini II: S/N: 1382
1                 UV Cure Unit: S/N: 625

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #227; GREAT NORTHERN MALL
                                    600 GREAT NORTHERN MALL
                                    NORTH OLMSTED, OH  44070

Quantity Description
1                 UOC Mini II: S/N: 1428
1                 UV Cure Unit: S/N: 632

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #229; GREAT LAKES MALL
                                    7850 MENTOR AVE. #368
                                    MENTOR, OH 44060

Quantity Description
1                 UOC Mini II: S/N: 1430
1                 UV Cure Unit: S/N: 626

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #230; PARMATOWN MALL
                                    & PLAZA
                                    7972 DAY DR.
                                    PARMA, OH 44129

Quantity Description
1                 UOC Mini II: S/N: 1405
1                 UV Cure Unit: S/N: 619

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #231; RANDALL PARK MALL
                                    1161 RANDALL PARK MALL
                                    NORTH RANDALL, OH 44125

Quantity Description
1                 UOC Mini II: S/N: 1407
1                 UV Cure Unit: S/N: 634

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #232; RICHMOND MALL
                                    691 RICHMOND RD.
                                    RICHMOND HEIGHTS, OH 44143

                                                                 Initial: /s/ MP

Quantity Description
1                 UOC Mini II: S/N: 1388
1                 UV Cure Unit: S/N: 623

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #235; EUCID SQUARE MALL
                                    256 EUCID SQUARE MALL
                                    EUCID, OH 44113

Quantity Description
1                 UOC Mini II: S/N: 1406
1                 UV Cure Unit: S/N: 590

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #236; MIDWAY MALL
                                    3547 MIDWAY MALL
                                    ELYRIA, OH 44035

Quantity Description
1                 UOC Mini II: S/N: 1432
1                 UV Cure Unit: S/N: 635

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #237; CHAPEL HILL
                                    2000 BRITTAIN RD. STE. 601
                                    AKRON, OH 44310

Quantity Description
1                 UOC Mini II: S/N: 1404
1                 UV Cure Unit: S/N: 627

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #238; ROLLING ACRES MALL
                                    2400 ROMIG RD.
                                    AKRON, OH 44322

Quantity Description
1                 UOC Mini II: S/N:1409
1                 UV Cure Unit: S/N: 639

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #37; HERITAGE PARK MALL
                                    6755 RENO ST.
                                    MIDWEST CITY, OK 73110

Quantity Description
1                 UOC Mini II: S/N: 1477
1                 UV Cure Unit: S/N: 695

                                                                 Initial: /s/ MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #39; SOONER FASHION MALL
                                    3459 W. MAIN ST.
                                    NORMAN, OK 73072

Quantity Description
1                 UOC Mini II: S/N: 1495
1                 UV Cure Unit: S/N: 712

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #131; QUAIL SPRINGS MALL
                                    2501 W. MEMORIAL RD., ST. 211
                                    OKLAHOMA CITY, OK 73134

Quantity Description
1                 UOC Mini II: S/N: 1493
1                 UV Cure Unit: S/N: 714

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #141; CROSSROADS MALL,
                                    ST. 1150
                                    7000 CROSSROADS MALL
                                    OKLAHOMA CITY, OK 73149

Quantity Description
1                 UOC Mini II: S/N: 1494
1                 UV Cure Unit: S/N:  715

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #198; NORTHPARK MALL
                                    1200 E. CTY LINE RD. ST. 259
                                    RIDGELAND, MS 39157

Quantity Description
1                 UOC Mini II: S/N: 1470
1                 UV Cure Unit: S/N: 689

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #199; METROCENTER MALL
                                    1210 METROCENTER, #113
                                    JACKSON, MS 39209

Quantity Description
1                 UOC Mini II: S/N: 1467
1                 UV Cure Unit: S/N: 690




                                                                 Initial: /s/ MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #225; TURTLE CREEK MALL
                                    1000 TURTLE CREEK DR. #450
                                    HATTIESBERG, MS 39402

Quantity Description
1                 UOC Mini II: S/N: 1474
1                 UV Cure Unit: S/N: 693

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #153; METCALF SOUTH
                                    S.C. MALL
                                    9587 METCALF
                                    OVERLAND PARK, KS 66212

Quantity Description
1                 UOC Mini II: S/N: 1500
1                 UV Cure Unit: S/N: 722

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #117; TOWNE EAST SQUARE
                                    7700 E. KELLOGG
                                    WICHITA, KS 67207

Quantity Description
1                 UOC Mini II: S/N: 1491
1                 UV Cure Unit: S/N: 710

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #118; TOWNE WEST SQUARE
                                    4600 W. KELLOGG
                                    WICHITA, KS 67209

Quantity Description
1                 UOC Mini II: S/N: 1492
1                 UV Cure Unit: S/N: 711

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #226; MISSION CENTER
                                    4801 JOHNSON DR. #120
                                    MISSION CENTER, KS 66205

Quantity Description
1                 UOC Mini II: S/N: 1529
1                 UV Cure Unit: S/N: 749

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #152; OAK PARK MALL
                                    11383 WEST 95TH ST.
                                    OVERLAND PARK, KS 66214

                                                                 Initial: /s/ MP

Quantity Description
1                 UOC Mini II: S/N: 1496
1                 UV Cure Unit: S/N: 713

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #57; HERITAGE MALL
                                    2169 14TH AVE. SE
                                    ALBANY, OR 97321

Quantity Description
1                 UOC Mini II: S/N: 1395
1                 UV Cure Unit: S/N: 612

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #59;
                                    ROGUE VALLEY MALL
                                    1600 N. RIVERSIDE
                                    MEDFORD, OR 97501

Quantity Description
1                 UOC Mini II: S/N: 1394
1                 UV Cure Unit: S/N: 616

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #81; LLOYD CENTR
                                    1006 LLOYD CTR.
                                    PORTLAND, OR 97232

Quantity Description
1                 UOC Mini II: S/N: 1398
1                 UV Cure Unit: S/N: 606

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #140;
                                    VALLEY RIVER CTR.
                                    249 VALLEY RIVER CTR.
                                    EUGENE, OR 97401

Quantity Description
1                 UOC Mini II: S/N: 1397
1                 UV Cure Unit: S/N: 614

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #175; LANCASTER MALL
                                    831 LANCASTER DR. NE
                                    SALEM, OR 97301

Quantity Description
1                 UOC Mini II: S/N: 1399
1                 UV Cure Unit: S/N: 618

                                                                 Initial: /s/ MP

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #176;
                                    CLACKAMAN TOWN CTR.
                                    10000 SE 82ND AVE.
                                    PORTLAND, OR 97266

Quantity Description
1                 UOC Mini II: S/N: 1431
1                 UV Cure Unit: S/N:  629

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #178; BEAVERTON MALL
                                    3275 SW CEDAR HILLS BLVD.
                                    BEAVERTON, OR 97005

Quantity Description
1                 UOC Mini II: S/N: 1390
1                 UV Cure Unit: S/N: 611

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #179; CASCADE PLAZA
                                    SUITE A-6
                                    BEAVERTON, OR 97005

Quantity Description
1                 UOC Mini II: S/N: 1393
1                 UV Cure Unit: S/N: 613

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #181;
                                    JANTZEN BEACH CTR.
                                    1255 JANTZEN BEACH CTR.
                                    PORTLAND, OR 97217

Quantity Description
1                 UOC Mini II: S/N: 1385
1                 UV Cure Unit: S/N: 620

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #182;
                                    BINYONS EYEWORLD DOWNTOWN
                                    803 SW MORRISON ST.
                                    PORTLAND, OR  97205

Quantity Description
1                 UOC Mini II: S/N: 1401
1                 UV Cure Unit: S/N: 624





                                                                 Initial: /s/ MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #251;
                                    TANASBOURNE TOWN CTR.
                                    18070 EVERGREEN PKWY.
                                    BEAVERTON, OR  97006

Quantity Description
1                 UOC Mini II: S/N: 1429
1                 UV Cure Unit: S/N: 637



                                                                 Initial: /s/ MP

                             INSURANCE CERTIFICATION

TO:      Agent's Name:______________________________            Date:    _______

    Address:____________________________________           Lease No: ECC0897
                                                                 Schedule No.: 3
    City:______________________  State: __ Zip: _____

    Area Code/Phone No:____________________

FROM: Eye Care Centers of America, Inc.
      11103 West Avenue
      San Antonio, TX  78213

Gentlemen:

We have entered into a lease agreement with Pacific Financial Company for the following equipment with a value of $508,294.50.

   Equipment:  See Exhibit A attached hereto and made a part hereof.

This equipment is located at: See Exhibit A attached hereto for location(s) of Equipment

This is a net lease and we are responsible for the insurance cost. Please see that we have immediate coverage and notify Pacific Financial Company at once in the form of a copy of the insurance policy or a Certificate of Insurance. If the latter is sent, please include therein the standard 10 day notice of cancellation clause.

XX PHYSICAL DAMAGE: Insurance is to be provided for fire, theft, extended coverage, vandalism and malicious mischief for the full value of the equipment. Pacific Financial Company is to be named as BOTH Loss Payee AND Additional Insured as interests may appear.

XX LIABILITY: Coverage should be written with minimum limits of $100,000/$300,000 for BODILY INJURY and $50,000 property damage. Pacific Financial Company is to be named as BOTH Loss Payee AND Additional Insured.

____ TITLED VEHICLE LIMITS: The minimum limits for each vehicle lease shall be:

   Bodily injury liability per individual              $500,000.00
   Bodily injury liability per accident                $500,000.00


                                                                 Initial: /s/ MP

   Property damage liability                           $250,000.00
   Property injury liability per accident              $250,000.00
   Fire, Theft, and Comprehensive                             Full

If you have any questions, please do not hesitate to call Pacific Financial Company at (801)595-0009.

Thank you,

By: /s/  Mark Pearson                                           Title:   CFO
    -----------------                                                 --------



                                                                 Initial: /s/ MP

                                    EXHIBIT A

LEASE NO. ECC0897                                                 SCHEDULE NO. 3

Equipment Description:              All Equipment described herein,
                                    together with all parts, accessories,
                                    attachments, substitutions, repairs,
                                    improvements, and replacements and any all proceeds thereof, including, without limitation, insurance proceeds.

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #145; WESTROADS MALL
                                    10,000 CALIFORNIA ST. #315
                                    OMAHA, NE 68114

Quantity Description
1                 UOC Mini II: S/N:
1                 UV Cure Unit: S/N: 718

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #146; OAKVIEW MALL
                                    3001 S.144TH ST. #1022
                                    OMAHA, NE 68114

Quantity Description
1                 UOC Mini II: S/N: 1502
1                 UV Cure Unit: S/N: 719

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #144; CROSSROADS MALL
                                    7300 DODGE ST. #139
                                    OMAHA, NE 68114

Quantity Description
1                 UOC Mini II: S/N: 1505
1                 UV Cure Unit: S/N: 717

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #166;
                                    EAST HILLS SHOPPING CENTER
                                    3702 FREDRICK BLVD., SP. 12
                                    ST. JOSEPH, MO 64506

Quantity Description
1                 UOC Mini II: S/N: 1497
1                 UV Cure Unit: S/N: 724



                                                                 Initial: /s/ MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #154; WARD PARKWAY CENTER
                                    8600 WARD PARKWAY, SP.2350
                                    KANSAS CITY, MO 64114

Quantity Description
1                 UOC Mini II: S/N: 1498
1                 UV Cure Unit: S/N: 723

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #151; 267 METRO N. MALL
                                    SP. 117
                                    KANSAS CITY, MO 64155

Quantity Description
1                 UOC Mini II: S/N: 1499
1                 UV Cure Unit: S/N: 721

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #169; BANNISTER MALL
                                    5600 E. BANNISTER, STE. 286
                                    KANSAS CITY, MO 64137

Quantity Description
1                 UOC Mini II: S/N: 1489
1                 UV Cure Unit: S/N: 716

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #58; BOISE TOWN SQUARE
                                    350 N. MILWAUKEE STE. 1005
                                    BOISE, ID 83788

Quantity Description
1                 UOC Mini II: S/N: 1396
1                 UV Cure Unit: S/N: 621

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #162; MAGIC VALLEY MALL
                                    1485 POLE LINE RD. STE. 229
                                    TWIN FALLS, ID  83301

Quantity Description
1                 UOC Mini II: S/N: 1400
1                 UV Cure Unit: S/N: 622




                                                                 Initial: /s/ MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #167; SILVER LAKE PLAZA
                                    255 W. CANFIELD AVE.
                                    COEUR D'ALENE, ID 83814

Quantity Description
1                 UOC Mini II: S/N: 1382
1                 UV Cure Unit: S/N: 625

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #227; GREAT NORTHERN MALL
                                    600 GREAT NORTHERN MALL
                                    NORTH OLMSTED, OH  44070

Quantity Description
1                 UOC Mini II: S/N: 1428
1                 UV Cure Unit: S/N: 632

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #229; GREAT LAKES MALL
                                    7850 MENTOR AVE. #368
                                    MENTOR, OH 44060

Quantity Description
1                 UOC Mini II: S/N: 1430
1                 UV Cure Unit: S/N: 626

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #230;
                                    PARMATOWN MALL & PLAZA
                                    7972 DAY DR.
                                    PARMA, OH 44129

Quantity Description
1                 UOC Mini II: S/N: 1405
1                 UV Cure Unit: S/N: 619

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #231; RANDALL PARK MALL
                                    1161 RANDALL PARK MALL
                                    NORTH RANDALL, OH 44125

Quantity Description
1                 UOC Mini II: S/N: 1407
1                 UV Cure Unit: S/N: 634

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #232; RICHMOND MALL
                                    691 RICHMOND RD.
                                    RICHMOND HEIGHTS, OH 44143

                                                                 Initial: /s/ MP

Quantity Description
1                 UOC Mini II: S/N: 1388
1                 UV Cure Unit: S/N: 623

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #235; EUCID SQUARE MALL
                                    256 EUCID SQUARE MALL
                                    EUCID, OH 44113

Quantity Description
1                 UOC Mini II: S/N: 1406
1                 UV Cure Unit: S/N: 590

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #236; MIDWAY MALL
                                    3547 MIDWAY MALL
                                    ELYRIA, OH 44035

Quantity Description
1                 UOC Mini II: S/N: 1432
1                 UV Cure Unit: S/N: 635

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #237; CHAPEL HILL
                                    2000 BRITTAIN RD. STE. 601
                                    AKRON, OH 44310

Quantity Description
1                 UOC Mini II: S/N: 1404
1                 UV Cure Unit: S/N: 627

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #238; ROLLING ACRES MALL
                                    2400 ROMIG RD.
                                    AKRON, OH 44322

Quantity Description
1                 UOC Mini II: S/N:1409
1                 UV Cure Unit: S/N: 639

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #37; HERITAGE PARK MALL
                                    6755 RENO ST.
                                    MIDWEST CITY, OK 73110

Quantity Description
1                 UOC Mini II: S/N: 1477
1                 UV Cure Unit: S/N: 695

                                                                 Initial: /s/ MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #39; SOONER FASHION MALL
                                    3459 W. MAIN ST.
                                    NORMAN, OK 73072

Quantity Description
1                 UOC Mini II: S/N: 1495
1                 UV Cure Unit: S/N: 712

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #131; QUAIL SPRINGS MALL
                                    2501 W. MEMORIAL RD., ST. 211
                                    OKLAHOMA CITY, OK 73134

Quantity Description
1                 UOC Mini II: S/N: 1493
1                 UV Cure Unit: S/N: 714

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #141; CROSSROADS MALL,
                                    ST. 1150
                                    7000 CROSSROADS MALL
                                    OKLAHOMA CITY, OK 73149

Quantity Description
1                 UOC Mini II: S/N: 1494
1                 UV Cure Unit: S/N:  715

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #198; NORTHPARK MALL
                                    1200 E. CTY LINE RD. ST. 259
                                    RIDGELAND, MS 39157

Quantity Description
1                 UOC Mini II: S/N: 1470
1                 UV Cure Unit: S/N: 689

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #199; METROCENTER MALL
                                    1210 METROCENTER, #113
                                    JACKSON, MS 39209

Quantity Description
1                 UOC Mini II: S/N: 1467
1                 UV Cure Unit: S/N: 690




                                                                 Initial: /s/ MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #225; TURTLE CREEK MALL
                                    1000 TURTLE CREEK DR. #450
                                    HATTIESBERG, MS 39402

Quantity Description
1                 UOC Mini II: S/N: 1474
1                 UV Cure Unit: S/N: 693

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #153;
                                    METCALF SOUTH S.C. MALL
                                    9587 METCALF
                                    OVERLAND PARK, KS 66212

Quantity Description
1                 UOC Mini II: S/N: 1500
1                 UV Cure Unit: S/N: 722

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #117; TOWNE EAST SQUARE
                                    7700 E. KELLOGG
                                    WICHITA, KS 67207

Quantity Description
1                 UOC Mini II: S/N: 1491
1                 UV Cure Unit: S/N: 710

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #118; TOWNE WEST SQUARE
                                    4600 W. KELLOGG
                                    WICHITA, KS 67209

Quantity Description
1                 UOC Mini II: S/N: 1492
1                 UV Cure Unit: S/N: 711

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #226; MISSION CENTER
                                    4801 JOHNSON DR. #120
                                    MISSION CENTER, KS 66205

Quantity Description
1                 UOC Mini II: S/N: 1529
1                 UV Cure Unit: S/N: 749

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #152; OAK PARK MALL
                                    11383 WEST 95TH ST.
                                    OVERLAND PARK, KS 66214

                                                                 Initial: /s/ MP

Quantity Description
1                 UOC Mini II: S/N: 1496
1                 UV Cure Unit: S/N: 713

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #57; HERITAGE MALL
                                    2169 14TH AVE. SE
                                    ALBANY, OR 97321

Quantity Description
1                 UOC Mini II: S/N: 1395
1                 UV Cure Unit: S/N: 612

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #59;
                                    ROGUE VALLEY MALL
                                    1600 N. RIVERSIDE
                                    MEDFORD, OR 97501

Quantity Description
1                 UOC Mini II: S/N: 1394
1                 UV Cure Unit: S/N: 616

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #81; LLOYD CENTR
                                    1006 LLOYD CTR.
                                    PORTLAND, OR 97232

Quantity Description
1                 UOC Mini II: S/N: 1398
1                 UV Cure Unit: S/N: 606

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #140;
                                    VALLEY RIVER CTR.
                                    249 VALLEY RIVER CTR.
                                    EUGENE, OR 97401

Quantity Description
1                 UOC Mini II: S/N: 1397
1                 UV Cure Unit: S/N: 614

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #175; LANCASTER MALL
                                    831 LANCASTER DR. NE
                                    SALEM, OR 97301

Quantity Description
1                 UOC Mini II: S/N: 1399
1                 UV Cure Unit: S/N: 618

                                                                 Initial: /s/ MP

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #176;
                                    CLACKAMAN TOWN CTR.
                                    10000 SE 82ND AVE.
                                    PORTLAND, OR 97266

Quantity Description
1                 UOC Mini II: S/N: 1431
1                 UV Cure Unit: S/N:  629

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #178; BEAVERTON MALL
                                    3275 SW CEDAR HILLS BLVD.
                                    BEAVERTON, OR 97005

Quantity Description
1                 UOC Mini II: S/N: 1390
1                 UV Cure Unit: S/N: 611

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #179; CASCADE PLAZA
                                    SUITE A-6
                                    BEAVERTON, OR 97005

Quantity Description
1                 UOC Mini II: S/N: 1393
1                 UV Cure Unit: S/N: 613

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #181;
                                    JANTZEN BEACH CTR.
                                    1255 JANTZEN BEACH CTR.
                                    PORTLAND, OR 97217

Quantity Description
1                 UOC Mini II: S/N: 1385
1                 UV Cure Unit: S/N: 620

EQUIPMENT LOCATION:                 BINYONS EYEWORLD, STORE #182;
                                    BINYONS EYEWORLD DOWNTOWN
                                    803 SW MORRISON ST.
                                    PORTLAND, OR  97205

Quantity Description
1                 UOC Mini II: S/N: 1401
1                 UV Cure Unit: S/N: 624





                                                                 Initial: /s/ MP

EQUIPMENT LOCATION:                 EYEMASTERS, STORE #251;
                                    TANASBOURNE TOWN CTR.
                                    18070 EVERGREEN PKWY.
                                    BEAVERTON, OR  97006

Quantity Description
1                 UOC Mini II: S/N: 1429
1                 UV Cure Unit: S/N: 637





                                                                 Initial: /s/ MP